NUVEEN Exchange-Traded Funds

JUNE 30, 1999

ANNUAL REPORT

DEPENDABLE, TAX-FREE INCOME TO HELP YOU KEEP MORE OF WHAT YOU EARN.

NQF
NUF
NFL
Florida

Photo of: People walking along beach.

Highlights
As of June 30, 1999



   CONTENTS
 1 Dear Shareholder
 3 Portfolio Manager's Comments
 6 NQF Performance Overview
 7 NUF Performance Overview
 8 NFL Performance Overview
 9 Report of Independent Auditors
10 Portfolio of Investments
22 Statement of Net Assets
23 Statement of Operations
24 Statement of Changes in Net Assets
26 Notes to Financial Statements
30 Financial Highlights
32 Build Your Wealth Automatically
33 Fund Information


CREDIT QUALITY             PERFORMANCE HIGHLIGHTS

Nuveen Florida Investment Quality Municipal Fund (NQF)
                           o Outperformed the one-year total return of its
                             Lipper Peer Group *
                           o Taxable-equivalent yield on share price of 8.59% **

Pie Chart:
AAA/U.S. Guaranteed        82%
AA                         11%
A                           1%
BBB/NR                      6%


Nuveen Florida Quality Income Municipal Fund (NUF)
                           o Outperformed the one-year total return of its
                             Lipper Peer Group*
                           o Taxable-equivalent yield on share price of 8.39% **

Pie Chart:
AAA/U.S. Guaranteed        72%
AA                         16%
A                           6%
BBB/NR                      6%


Nuveen Insured Florida Premium Income Municipal Fund (NFL)
                           o Increased its dividend in May 1999
                           o Taxable-equivalent yield on share price of 7.94% **

Pie Chart:
Insured                     84%
Insured and U.S. Guaranteed 16%

* The Lipper Peer Group return represents the average annualized returns of the funds in the Lipper Florida Municipal Debt category. The return assumes reinvestment of dividends and does not reflect any applicable sales charge.
** For investors in the 31% federal income tax bracket. See your fund's
   Performance Overview in this report for more information.

Photo of: TIMOTHY R. SCHWERTFEGER
CHAIRMAN OF THE BOARD

SIDEBAR TEXT: WEALTH TAKES A LIFETIME TO BUILD. ONCE ACHIEVED, IT SHOULD BE PRESERVED.

Dear Shareholder

It is my pleasure to inform you about the performance of your Nuveen Exchange-Traded Fund. Providing an attractive tax-free dividend is the Fund's main objective, and your Fund achieved this goal, especially when compared to a taxable investment. During the period covered by this report, we have seen some shifts in U.S. economic trends and the fixed-income market in which your Nuveen Exchange-Traded Fund operates. I appreciate the opportunity to discuss these changes with you, as does the portfolio manager of your fund, who will discuss fund performance later in this report.

A CHALLENGING INVESTMENT ENVIRONMENT
Over the past 12 months, the U.S. economy has continued to be characterized by robust growth, generally low interest rates, and unemployment levels that remain among the lowest in three decades. However, concerns about the continued persistent pace of the economy's expansion have tested the new paradigm that holds that improvements in productivity enable us to have both economic growth and low inflation at the same time. With investors and the various markets watching - and reacting to - every announcement concerning economic statistics, volatility has increased, especially in the equity markets.

In an effort to pre-empt the threat of inflation, the Federal Reserve moved to raise interest rates by a quarter-point - to 5.0% - at the end of June. This upward adjustment to the federal funds rate, which represents the amount banks charge one another on overnight loans, marks the first increase since March 1997 and stands in sharp contrast to the three reductions made last fall. Despite this minimal increase and the Fed's announcement that it would shift to a neutral bias concerning future interest rate actions, uncertainty about the board's next move - which was not diminished by Chairman Greenspan's Congressional testimony in late July continues.

MUNICIPAL BOND PERFORMANCE
Over the past year, our exchange-traded municipal bond funds continued to offer attractive, stable income in a market that places a high premium on yield. At the end of June 1999, the ratio between long-term municipal yields and 30-year Treasury yields stood at 94%, compared with the historical average of 86% over the period 1986-1999. For investors, this meant that quality long-term municipal bonds offered yields comparable to those of long Treasury bonds - even before the tax advantages of municipals were taken into account. On an after-tax basis, municipal bonds continued to present an exceptionally attractive investment option relative to Treasuries.

In the coming months, we expect to see a healthy supply of new municipal bonds, although total volume is expected to drop from the near-record levels of 1998. This is due to the dramatic decrease in the refunding of existing bonds in the wake of higher interest rates compared to last June. To date, municipal supply has declined by approximately 25% from the levels of a year ago. This, in turn, enhances the attractiveness of the municipal bonds that are brought to market, as demand - especially from individual investors - remains strong. We anticipate that this demand will continue to strengthen as investors increasingly look at rebalancing their portfolios. With the outlook for tighter supply and continued demand in the months ahead, Nuveen's established market position as the leading sponsor of exchange-traded municipal bond funds ensures that we will have exceptional access to the bond offerings that have the potential to add value for our shareholders.

A BALANCED PORTFOLIO: ENHANCED GROWTH WITH REDUCED RISK
Like most investors in the marketplace today, your tax-free investing goal is to capture high after-tax total returns while moderating risk. Using the appropriate securities' indices and tax rates, Nuveen compared the hypothetical investment performance of a balanced portfolio consisting of equities and municipal bonds to that of a balanced portfolio consisting of equities and taxable bonds.

Our research showed that for the last 20 years, the pairing of equities with municipal bonds had provided both superior after-tax total returns and lower levels of risk than the combination of equities and taxable bonds. Incorporating even a 20% allocation of municipal bonds into an all-equity portfolio cut risk substantially, with only a small reduction in after-tax total return. Purchasing shares of a Nuveen Exchange-Traded Municipal Bond Fund provides an easy way to incorporate the benefits of municipal bonds into a balanced portfolio.

NUVEEN FUNDS: AN ANSWER TO YOUR INVESTMENT NEEDS
In light of the recent shifts in the economic environment, your financial adviser can serve as a valuable resource in helping you determine if adjustments are needed in your current asset allocation plan. As part of this process, your adviser can set up a reinvestment plan designed to purchase additional shares of your Nuveen Exchange-Traded Fund. Additionally, your financial adviser can help you invest in other Nuveen funds to give you the proper exposure to different types of investments needed to enhance your potential for success.

For more information on any of Nuveen's funds, contact your financial adviser for a prospectus, or call Nuveen at (800) 621-7227. Please read the prospectus carefully before you invest or send money.

Since 1898, Nuveen has been synonymous with investments that stand the test of time. As we look ahead to the new millennium, we are committed to maintaining that reputation and finding the best ways to serve your evolving investment needs. Thank you for your continued confidence.

Sincerely,

/s/ TIMOTHY R. SCHWERTFEGER
TIMOTHY R. SCHWERTFEGER
Chairman of the Board

August 16, 1999

SIDEBAR TEXT: "PURCHASING SHARES OF A NUVEEN EXCHANGE-TRADED MUNICIPAL BOND FUND PROVIDES AN EASY WAY TO INCORPORATE THE BENEFITS OF MUNICIPAL BONDS INTO A BALANCED PORTFOLIO."

Nuveen Florida Exchange-Traded Funds
Portfolio Manager's Comments
PORTFOLIO MANAGER TOM O'SHAUGHNESSY TALKS ABOUT THE FLORIDA MUNICIPAL MARKET, RECENT FUND PERFORMANCE, AND THE OUTLOOK FOR THE NUVEEN FLORIDA EXCHANGE-TRADED FUNDS. A 16-YEAR VETERAN OF NUVEEN, TOM HAS MANAGED THE NUVEEN FLORIDA INVESTMENT QUALITY MUNICIPAL FUND (NQF) AND THE NUVEEN FLORIDA QUALITY INCOME MUNICIPAL FUND (NUF) SINCE THEIR INCEPTIONS IN 1991. IN JULY 1998, HE RESUMED PORTFOLIO MANAGEMENT RESPONSIBILITY FOR THE NUVEEN INSURED FLORIDA PREMIUM INCOME MUNICIPAL FUND (NFL), WHICH HE HAD PREVIOUSLY MANAGED FROM ITS INCEPTION IN DECEMBER 1992 THROUGH JANUARY 1995.


WHAT FACTORS CONTRIBUTED TO THE PERFORMANCE OF THE FLORIDA MUNICIPAL MARKET DURING THE PAST 12 MONTHS?
As one of the country's fastest growing states, Florida boasts a strong state economy. Both employment and income growth have outperformed regional and national averages over the past year, although per capita income ranks just below the national average. Unemployment in the state was 3.9% in June 1999, down from 4.3% in June 1998 and below the current national average of 4.3%. Another positive indicator for the Florida economy is that it is now diversifying beyond its traditional base in tourism and agriculture into the growing services sector. In addition, continued population growth means that the state will have an ongoing need for construction of housing, schools, hospitals, and other municipal projects.

Unlike the national market, the Florida municipal market enjoyed stable new issue supply over the past year. A comparison for the past 12 months ended June 30, 1999, showed that new state supply fell less than 1%, compared with a 9% drop in the national supply during this period. In the last six months, however, Florida's municipal supply was off 14%, while the nationwide supply declined 23%. This year's tighter supply scenario was ameliorated by the actions of arbitrageurs who trade between the municipal and U.S. Treasury markets in an attempt to capture pricing differences between the two markets. Arbitrageurs find the Florida municipal market particularly attractive due to its well-known issuers, large volume, and high quality paper. As municipals outperformed Treasuries during the first half of 1999, the arbitrageurs sold municipal bonds to lock in their profits, increasing the number of these bonds in the market place. With arbitrage accounts typically trading in blocks of $10 million or more, Nuveen's significant position in the Florida municipal market enabled us to negotiate favorable prices and take advantage of these purchase opportunities. Although Florida has no state income tax, the intangibles tax, which is applied to income earned on non-Florida investments, keeps demand for in-state municipal bonds strong.

HOW DID THE NUVEEN FLORIDA EXCHANGE-TRADED FUNDS PERFORM IN THIS ENVIRONMENT? For the 12 months ended June 30, 1999, the Nuveen Florida funds produced total returns on net asset value (NAV) ranging from 0.73% to 2.22%, providing taxable-equivalent total returns of 2.99% to 5.05% for shareholders in the 31% federal income tax bracket, as shown in the accompanying table. For comparison purposes, the annual total returns for the Funds' benchmarks - the Lehman Brothers Municipal Bond Index or the Lehman Insured Municipal Bond Index(1) - and the average total return for the Lipper Florida Municipal Debt category(2) are also provided.

                                                    LIPPER FLORIDA
                                            LEHMAN         AVERAGE
         TOTAL RETURN ON NAV          TOTAL RETURN    TOTAL RETURN
         1-Year Ended  Taxable-       1-Year Ended    1-Year Ended
         6/30/99       Equivalent(3)       6/30/99         6/30/99
------------------------------------------------------------------
NQF      2.22%         5.05%                 2.77%           0.89%
------------------------------------------------------------------
NUF      1.88%         4.48%                 2.77%           0.89%
------------------------------------------------------------------
NFL      0.73%         2.99%                 2.49%           0.89%
------------------------------------------------------------------

The Funds' relative total return on NAV underperformance, when compared to the appropriate Lehman index, can be traced to their Fund durations4. Duration measures a bond fund's price volatility, or reaction to interest rate movements. The longer the duration, the more sensitive the fund's NAV is to changes in interest rates. During a period of falling interest rates, longer duration enables a fund's NAV to participate more fully in market gains. However, when interest rates rise, longer duration can make the fund's NAV more vulnerable to price declines. From June 30, 1998 to June 30, 1999, the Bond Buyer Revenue Bond Index rose from 5.36% to 5.62%. The following chart illustrates the fund durations as well as the durations of the appropriate Lehman index.

                           LEHMAN              LEHMAN
                         BROTHERS            BROTHERS
             FUND       MUNICIPAL   INSURED MUNICIPAL
        DURATIONS      BOND INDEX          BOND INDEX
-----------------------------------------------------
NQF          8.54            7.21                 N/A
-----------------------------------------------------
NUF          8.17            7.21                 N/A
-----------------------------------------------------
NFL         12.42             N/A                8.43
-----------------------------------------------------

Over the past year, active demand for NFL - bolstered by the Fund's recent dividend increases - resulted in solid share price performance. The other two funds, however, experienced a decline in share price. At the same time, the prevailing interest rate environment, which was generally higher than that of June 1998, led to a decline in the NAVs of all three funds. As a result of these factors, NFL's discount (share price below NAV) narrowed by more than 6% over the past 12 months. Both NQF and NUF continued to trade at premiums (share price above NAV).

                CURRENT               PREMIUM/                   TOTAL RETURN
           MARKET YIELD               DISCOUNT(5)              ON SHARE PRICE
--------------------------------------------------------------------------------
                TAXABLE-                            1-YEAR ENDED     TAXABLE-
     6/30/99 EQUIVALENT(3)   6/30/98     6/30/99         6/30/99   EQUIVALENT(3)
--------------------------------------------------------------------------------

NQF    5.93%       8.59%      10.15%       6.45%          -1.80%        0.77%
--------------------------------------------------------------------------------
NUF    5.79%       8.39%       1.44%       2.47%           2.79%        5.35%
--------------------------------------------------------------------------------
NFL    5.48%       7.94%      -8.39%      -2.02%           7.98%       10.46%
--------------------------------------------------------------------------------
For additional information, see the individual Performance Overview for your fund in this report.

HOW WERE THE FUNDS' DIVIDENDS AFFECTED?
During the past 12 months, good call protection helped support the dividend of NFL and shield the income of this fund from erosion. In addition, excellent dividend management strategies, including the prudent use of leverage, enabled us to make two increases to NFL's dividend effective February and May 1999. In May 1999, income earned through these strategies also allowed us to increase the dividend of NUF, which had undergone a dividend cut nine months earlier. For NQF, however, the income-eroding effect of a small number of bond calls led to a dividend reduction in November 1998. Even with this single dividend adjustment, NQF continued to provide an extremely attractive market yield.

As leveraged funds, the Nuveen Florida funds issue preferred shares that pay short-term interest rates to investors seeking short-term liquidity. The proceeds from the preferred shares are used to buy additional long-term bonds for the Funds' portfolios. When short-term interest rates remain below long-term rates, common shareholders can potentially earn extra income from the difference between the rate earned on the Fund's long-term portfolio and the short-term rate paid to preferred shareholders.

WHAT KEY STRATEGIES WERE USED TO MANAGE THE NUVEEN FLORIDA FUNDS DURING THE PAST 12 MONTHS?
The focus of our management strategies over the past year was on taking advantage of opportunities to purchase well-structured bonds that added yield to the portfolio. Nuveen Research, which is instrumental in helping us identify the bonds that we believe will add value to our portfolios, also assists us in monitoring events in the municipal market and analyzing the effect of those events on national as well as individual state markets.

For example, when the Philadelphia-based hospitals of the Allegheny Health Education and Research Foundation (AHERF) declared bankruptcy last year, the impact was most pronounced in the healthcare sector of the Pennsylvania municipal market. However, the ramifications of the event were still felt, to a lesser extent, throughout the municipal market, as the uncertainty created by the situation prompted investors across the country to demand higher yields for lower-rated issues. This caused the yield spread, or the difference between higher credit quality securities and those of lower credit quality, to widen. Prior to the AHERF bankruptcy, this spread had been relatively narrow, suggesting that investors were not being adequately compensated for taking on additional credit risk.

As spreads have widened, lower-rated securities have become more attractive on a risk-adjusted basis. With interest rates at a higher level, and the widening differential among credit sectors, we took the opportunity to investigate lower-rated issues. Using the expertise of Nuveen Research, we were able to discover bonds that offered adequate compensation for their risk level before making any purchases for the Funds.

For instance, we worked with Nuveen Research to devise a proprietary method of identifying undervalued credits, such as non-rated multifamily housing bonds, that have the potential for higher yields. These situations generally require a great amount of intensive research, which is one of Nuveen's strengths. Another one of our strengths is the good working relationship we enjoy with the various parties involved in the municipal market, which means that a larger number of deals are brought to Nuveen's attention. We can then negotiate directly with issuers to structure offerings that meet Nuveen's strict criteria and are mutually beneficial for all parties. In one particular housing deal, we worked with the issuer to include a 10-year refinancing provision that helps control call risk. Over the past year, we added a sizable block of these non-rated multifamily housing bonds to NUF, increasing the Fund's portfolio allocation to this sector from 4.0% in June 1998 to 8.4% in June 1999. Our plans call for continued work on offerings like this for NUF as well as NQF. As with the arbitrage accounts mentioned earlier, these types of deals can add value but are not generally available to individual investors, providing a competitive advantage for Nuveen funds and their shareholders.

In NQF, we also took advantage of the good supply of airport paper in the Florida market, which offered attractive income, to increase the Fund's portfolio allocation to the transportation sector from 8.8% in June 1998 to 16.6% this June. Over the past year, successful bond selection and management strategies enabled us to meet our goal of increasing NFL's income despite the fact that, as an insured fund, NFL had a smaller universe of bonds from which to choose.

Overall, the Funds continued to offer excellent credit quality. At the end of June 1999, NQF and NUF had 93% and 88% of their portfolios, respectively, invested in bonds rated AAA and AA. Each fund also had a 6% allocation of BBB and non-rated bonds, which generally provide enhanced levels of yield. Credit quality is not an issue for NFL, which, as an insured fund, is 100% invested in insured or U.S. guaranteed bonds.

In the area of bond calls, NFL currently offers very good levels of call protection, with only 1% of its portfolio subject to calls prior to 2002. This should provide additional protection for the Fund's dividend over this period. As NQF and NUF, which were assembled in 1991, approach the 10-year mark, they are also approaching the normal part of the bond market cycle when bond calls are more likely to occur. Over the next 3 1/2 years, approximately half of the bonds in these two portfolios will be subject to calls, including a number of pre-refunded bonds that will be called in 2001 and 2002. To minimize the effect of these calls, we are already at work on strategies for managing through this period. Currently, we plan to hold high-yielding bonds for as long as possible to maximize income. We call these bonds "museum pieces" due to their high yields and good quality, which place them at a premium and make them very valuable in today's market. As these bonds approach their call dates, we will look at selling selected bonds and reinvesting the proceeds into bonds that have the potential to support the Funds' dividends and enhance portfolio structure. Beginning in 2003, both NQF and NUF will again offer good levels of protection.

WHAT IS NUVEEN'S OUTLOOK FOR THESE FUNDS?
Looking ahead, our focus in all three funds will remain on supporting the income stream of these funds at the highest levels consistent with capital preservation. From a sector perspective, we plan to keep our healthcare exposure at current levels, while concentrating our holdings in fewer names to enhance efficiency and ensure proper research coverage. Although we will continue to watch all sectors for market opportunities, our current plans call for continued increases in our exposure to the multifamily housing sector to take advantage of situations that offer higher yields.

These strategies demonstrate the value that can be added by an active bond manager such as Nuveen. As an experienced investment manager knowledgeable about the unique aspects of the Florida municipal market, we are in the marketplace every day, monitoring market dynamics, looking for opportunities, and capitalizing on them to the benefit of shareholders.


1 NQF and NUF are compared with the Lehman Brothers Municipal Bond Index, an unleveraged index comprising a broad range of investment-grade municipal bonds. NFL, which is insured, is compared with the Lehman Brothers Insured Municipal Bond Index, an unleveraged index covering a broad range of insured municipal bonds. Results for both Lehman indexes do not reflect any initial or ongoing expenses.
2 The Lipper Florida Peer Group return represents the average annualized returns of the 14 funds in the Lipper Florida Municipal Debt category. The return assumes reinvestment of dividends and does not reflect any applicable sales charges.
3 Taxable-equivalent total return represents the return on a taxable investment necessary to equal the return of the Nuveen fund on an after-tax basis. Taxable-equivalent total return is based on the annualized total return and a federal income tax rate of 31%.
4 Fund duration, also known as leverage-adjusted duration, takes into account the leveraging process for each fund and therefore differs from the duration of the actual portfolio of individual bonds that make up the Fund. Unless otherwise noted, references to duration in this commentary are intended to indicate fund duration.
5 A fund's premium or discount represents the percentage difference between the Fund's share price and its NAV.

Nuveen Florida Investment Quality Municipal Fund
Performance Overview
As of June 30, 1999
NQF

PORTFOLIO STATISTICS

Inception Date                                2/91
--------------------------------------------------
Share Price                                    $16
--------------------------------------------------
Net Asset Value                             $15.03
--------------------------------------------------
Market Yield                                 5.93%
--------------------------------------------------
Taxable-Equivalent Yield(1)                  8.59%
--------------------------------------------------
Fund Net Assets ($000)                    $355,644
--------------------------------------------------
Effective Maturity (Years)                   16.79
--------------------------------------------------
Leverage-Adjusted Duration                    8.54
--------------------------------------------------
ANNUALIZED TOTAL RETURN
                      ON SHARE PRICE        ON NAV
--------------------------------------------------
1-Year                        -1.80%         2.22%
--------------------------------------------------
5-Year                         7.56%         6.58%
--------------------------------------------------
Since Inception                7.09%         7.47%
--------------------------------------------------
TAXABLE-EQUIVALENT TOTAL RETURN(1)
                      ON SHARE PRICE        ON NAV
--------------------------------------------------
1-Year                         0.77%         5.05%
--------------------------------------------------
5-Year                        10.37%         9.52%
--------------------------------------------------
Since Inception                9.89%        10.40%
--------------------------------------------------
TOP 5 SECTORS (AS A % OF TOTAL INVESTMENTS)
U.S. Guaranteed                                30%
--------------------------------------------------
Transportation                                 17%
--------------------------------------------------
Housing/Single Family                          15%
--------------------------------------------------
Utilities                                      11%
--------------------------------------------------
Healthcare                                      9%
--------------------------------------------------

Bar Chart:
1998-1999 Monthly Tax-Free Dividends Per Share(2)
7/98                       0.082
8/98                       0.082
9/98                       0.082
10/98                      0.082
11/98                      0.079
12/98                      0.079
1/99                       0.079
2/99                       0.079
3/99                       0.079
4/99                       0.079
5/99                       0.079
6/99                       0.079


Line Chart:
Share Price Performance
7/2/98                     17.438
                           17.5
                           17.563
                           17.5
                           17.438
                           17.438
                           17.438
                           17.75
                           17.875
                           17.375
                           17.375
                           17.313
                           17.688
                           18.25
                           18.188
                           18.5
                           18.25
                           18
                           17.44
                           17.25
                           17.25
                           17.31
                           17.63
                           17.75
                           17.81
                           17.06
                           16.63
                           16.5
                           16.88
                           17
                           16.88
                           17.06
                           17.06
                           17
                           17.06
                           17.38
                           17.25
                           17.25
                           17.25
                           17.25
                           17.25
                           17.13
                           16.75
                           16.69
                           16.56
                           16.19
                           15.94
                           15.94
                           15.69
6/30/99                    16
Weekly Closing Price
Past performance is not predictive of future results.


1 A taxable-equivalent represents the yield or return on a taxable investment necessary to equal that of the Nuveen fund on an after-tax basis. Taxable-equivalent yield is based on the market yield and a federal income tax rate of 31%. Taxable-equivalent total return is based on the annualized total return and a federal income tax rate of 31%.
2 The Fund also paid shareholders capital gains and net ordinary income distributions in December of $0.0248 per share.

Nuveen Florida Quality Income Municipal Fund
Performance Overview
As of June 30, 1999

NUF

PORTFOLIO STATISTICS
Inception Date                               10/91
--------------------------------------------------
Share Price                                $15 3/4
--------------------------------------------------
Net Asset Value                             $15.37
--------------------------------------------------
Market Yield                                 5.79%
--------------------------------------------------
Taxable-Equivalent Yield(1)                  8.39%
--------------------------------------------------
Fund Net Assets ($000)                    $322,433
--------------------------------------------------
Effective Maturity (Years)                   17.18
--------------------------------------------------
Leverage-Adjusted Duration                    8.17
--------------------------------------------------
ANNUALIZED TOTAL RETURN
                      ON SHARE PRICE        ON NAV
--------------------------------------------------
1-Year                         2.79%         1.88%
--------------------------------------------------
5-Year                         8.68%         7.07%
--------------------------------------------------
Since Inception                6.78%         7.34%
--------------------------------------------------
TAXABLE-EQUIVALENT TOTAL RETURN(1)
                      ON SHARE PRICE        ON NAV
--------------------------------------------------
1-Year                         5.35%         4.48%
--------------------------------------------------
5-Year                        11.49%         9.84%
--------------------------------------------------
Since Inception                9.55%        10.11%
--------------------------------------------------
TOP 5 SECTORS (AS A % OF TOTAL INVESTMENTS)
U.S. Guaranteed                                25%
--------------------------------------------------
Transportation                                 17%
--------------------------------------------------
Utilities                                      17%
--------------------------------------------------
Housing/Single Family                           9%
--------------------------------------------------
Housing/Multifamily                             8%
--------------------------------------------------


Bar Chart:
1998-1999 Monthly Tax-Free Dividends Per Share
7/98                       0.077
8/98                       0.0745
9/98                       0.0745
10/98                      0.0745
11/98                      0.0745
12/98                      0.0745
1/99                       0.0745
2/99                       0.0745
3/99                       0.0745
4/99                       0.0745
5/99                       0.076
6/99                       0.076

Line Chart:
Share Price Performance
7/2/98                     16.375
                           16.313
                           16.5
                           16.438
                           16.375
                           16.188
                           16.313
                           16.25
                           16.313
                           16.25
                           16.188
                           16.25
                           16.25
                           16.938
                           17
                           16.875
                           16.88
                           16.94
                           17.06
                           16.63
                           16.88
                           17.25
                           17.31
                           17.19
                           17.31
                           16.38
                           15.81
                           15.56
                           15.75
                           16.06
                           15.88
                           16.13
                           16.19
                           16.19
                           16.06
                           16.13
                           16.19
                           16.25
                           16.31
                           16.25
                           16.25
                           16.44
                           16.06
                           16
                           16
                           16
                           15.94
                           15.88
                           15.88
6/30/99                    15.75
Weekly Closing Price
Past performance is not predictive of future results.


1 A taxable-equivalent represents the yield or return on a taxable investment necessary to equal that of the Nuveen fund on an after-tax basis. Taxable-equivalent yield is based on the market yield and a federal income tax rate of 31%. Taxable-equivalent total return is based on the annualized total return and a federal income tax rate of 31%.

Nuveen Insured Florida Premium Income Municipal Fund
Performance Overview
As of June 30, 1999

NFL

PORTFOLIO STATISTICS
Inception Date                               12/92
--------------------------------------------------
Share Price                               $14 9/16
--------------------------------------------------
Net Asset Value                             $14.86
--------------------------------------------------
Market Yield                                 5.48%
--------------------------------------------------
Taxable-Equivalent Yield(1)                  7.94%
--------------------------------------------------
Fund Net Assets ($000)                    $323,428
--------------------------------------------------
Effective Maturity (Years)                   17.70
--------------------------------------------------
Leverage-Adjusted Duration                   12.42
--------------------------------------------------
ANNUALIZED TOTAL RETURN
                      ON SHARE PRICE        ON NAV
--------------------------------------------------
1-Year                         7.98%         0.73%
--------------------------------------------------
5-Year                         8.46%         8.20%
--------------------------------------------------
Since Inception                5.17%         6.29%
--------------------------------------------------
TAXABLE-EQUIVALENT TOTAL RETURN(1)
                      ON SHARE PRICE        ON NAV
--------------------------------------------------
1-Year                        10.46%         2.99%
--------------------------------------------------
5-Year                        11.13%        10.72%
--------------------------------------------------
Since Inception                7.72%         8.75%
--------------------------------------------------
TOP 5 SECTORS (AS A % OF TOTAL INVESTMENTS)
Transportation                                 18%
--------------------------------------------------
Tax Obligation/Limited                         17%
--------------------------------------------------
U.S. Guaranteed                                16%
--------------------------------------------------
Water and Sewer                                13%
--------------------------------------------------
Utilities                                       8%
--------------------------------------------------


Bar Chart:

1998-1999 Monthly Tax-Free Dividends Per Share
7/98                       0.0625
8/98                       0.0625
9/98                       0.0625
10/98                      0.0625
11/98                      0.0625
12/98                      0.0625
1/99                       0.0625
2/99                       0.0645
3/99                       0.0645
4/99                       0.0645
5/99                       0.0665
6/99                       0.0665


Line Chart:
Share Price Performance
7/2/98                     16.375
                           16.313
                           16.5
                           16.438
                           16.375
                           16.188
                           16.313
                           16.25
                           16.313
                           16.25
                           16.188
                           16.25
                           16.25
                           16.938
                           17
                           16.875
                           16.88
                           16.94
                           17.06
                           16.63
                           16.88
                           17.25
                           17.31
                           17.19
                           17.31
                           16.38
                           15.81
                           15.56
                           15.75
                           16.06
                           15.88
                           16.13
                           16.19
                           16.19
                           16.06
                           16.13
                           16.19
                           16.25
                           16.31
                           16.25
                           16.25
                           16.44
                           16.06
                           16
                           16
                           16
                           15.94
                           15.88
                           15.88
6/30/99                    15.75

Weekly Closing Price
Past performance is not predictive of future results.


1 A taxable-equivalent represents the yield or return on a taxable investment necessary to equal that of the Nuveen fund on an after-tax basis. Taxable equivalent yield is based on the market yield and a federal income tax rate of 31%. Taxable equivalent total return is based on the annualized total return and a federal income tax rate of 31%.

REPORT OF INDEPENDENT AUDITORS


THE BOARDS OF TRUSTEES AND SHAREHOLDERS
NUVEEN FLORIDA INVESTMENT QUALITY MUNICIPAL FUND
NUVEEN FLORIDA QUALITY INCOME MUNICIPAL FUND
NUVEEN INSURED FLORIDA PREMIUM INCOME MUNICIPAL FUND


We have audited the accompanying statements of net assets, including the portfolios of investments, of Nuveen Florida Investment Quality Municipal Fund, Nuveen Florida Quality Income Municipal Fund and Nuveen Insured Florida Premium Income Municipal Fund as of June 30, 1999, and the related statements of operations, changes in net assets and the financial highlights for the periods indicated therein. These financial statements and financial highlights are the responsibility of the Funds' management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of investments owned as of June 30, 1999, by correspondence with the custodian. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Nuveen Florida Investment Quality Municipal Fund, Nuveen Florida Quality Income Municipal Fund and Nuveen Insured Florida Premium Income Municipal Fund as of June 30, 1999, the results of their operations, changes in their net assets and financial highlights for the periods indicated therein in conformity with generally accepted accounting principles.


/s/ Ernst & Young LLP
Chicago, Illinois
August 13, 1999

                           PORTFOLIO OF INVESTMENTS
                           NUVEEN FLORIDA INVESTMENT QUALITY MUNICIPAL FUND (NQF)
                           JUNE 30, 1999
   PRINCIPAL                                                                             OPTIONAL CALL                     MARKET
       AMOUNT   DESCRIPTION                                                                PROVISIONS*  RATINGS**           VALUE
---------------------------------------------------------------------------------------------------------------------------------
$   1,500,000   The Cape Canaveral Hospital District, Revenue Refunding Certificates,      1/08 at 101        BBB      $1,366,245
                 Series 1998, 5.250%, 1/01/28
   11,000,000   Jacksonville Health Facilities Authority, Florida, Hospital Facilities    11/01 at 102        AA+      11,802,670
                 Refunding Revenue Bonds, Series 1991 (St. Luke's Hospital Association
                 Project), 7.125%, 11/15/20
    7,500,000   City of Miami Beach Health Facilities Authority, Hospital Revenue Bonds,  11/08 at 101        BBB       6,953,025
                 Series 1998 (Mount Sinai Medical Center of Florida Project),
                 5.375%, 11/15/28
    7,925,000   Adventist Health System/Sunbelt, Inc., Orange County, Florida, Health     11/01 at 102        AAA       8,484,743
                 Facilities Authority, Hospital Revenue Bonds, Series 1991-B,
                 6.750%, 11/15/21
    4,250,000   St. John's County Industrial Development Authority, Hospital               8/02 at 102         A2       4,345,753
                 Revenue Bonds (Flagler Hospital Project), Series 1992,
                 6.000%, 8/01/22

---------------------------------------------------------------------------------------------------------------------------------
                HOUSING/MULTIFAMILY - 4.5%
   11,300,000   Housing Finance Authority of Broward County, Florida, Multifamily          7/09 at 102        N/R      11,327,233
                 Housing Revenue Bonds (The Pier Club Apartments Project),
                 Series 1999, 7.000%, 7/01/34
    1,890,000   Florida Housing Finance Agency, General Mortgage Revenue Refunding         6/02 at 103        AAA       1,995,708
                 Bonds, 1992 Series A, 6.400%, 6/01/24
    2,500,000   Florida Housing Finance Agency, Housing Revenue Bonds,                     9/06 at 102        AAA       2,664,925
                 1996 Series K-1 (Mariner Club Apartments Project),
                 6.375%, 9/01/36 (Alternative Minimum Tax)

---------------------------------------------------------------------------------------------------------------------------------
                HOUSING/SINGLE FAMILY - 14.8%
    6,845,000   Housing Finance Authority of Brevard County, Single Family                 9/01 at 102        Aaa       7,167,536
                 Mortgage Revenue Refunding Bonds, 1991 Series C,
                 7.000%, 9/01/23
    4,115,000   Housing Finance Authority of Broward County (Florida), GNMA and            3/01 at 102        AAA       4,290,793
                 FNMA Collateralized Home Mortgage Revenue Bonds,
                 1991 Series A, 7.350%, 3/01/23 (Alternative Minimum Tax)
    1,085,000   Housing Finance Authority of Clay County (Florida), Single Family          4/07 at 102        Aaa       1,123,854
                 Mortgage Revenue Bonds, Series 1997 (Multi-County Program),
                 5.950%, 10/01/19 (Alternative Minimum Tax)
    1,170,000   Housing Finance Authority of Dade County (Florida), Single Family          9/00 at 102        Aaa       1,212,459
                 Mortgage Revenue Bonds, 1990 Series C, 7.750%, 9/01/22
                 (Alternative Minimum Tax)
      700,000   Housing Finance Authority of Dade County (Florida), Single Family          3/01 at 102        Aaa         728,231
                 Mortgage Revenue Bonds, Series B, 7.250%, 9/01/23
                 (Alternative Minimum Tax)
      335,000   Housing Finance Authority of Dade County (Florida), Single Family          4/05 at 102        AAA         349,432
                 Mortgage Revenue Bonds,  Series 1995, 6.550%, 10/01/27
                 (Alternative Minimum Tax)
    2,500,000   Housing Finance Authority of Escambia County (Florida), Single Family      4/07 at 102        Aaa       2,433,200
                 Mortgage Revenue Bonds, 1998 Series A (Multi-County Program),
                 5.300%, 10/01/19 (Alternative Minimum Tax)
   10,015,000   Florida Housing Finance Agency, Homeowner Mortgage Revenue                 1/06 at 102         AA      10,458,364
                 Bonds, 1995 Series 2 (Refunding/New Money Issue),
                 6.200%, 7/01/27 (Alternative Minimum Tax)
    1,900,000   Florida Housing Finance Agency, Homeowner Mortgage Revenue                 1/07 at 102         AA       2,008,205
                 Bonds, Series 2 (Refunding/New Money Issue), 6.350%, 7/01/28
                 (Alternative Minimum Tax)
    3,065,000   Florida Housing Finance Agency, Homeowner Mortgage Revenue                 7/07 at 102        AAA       3,175,064
                 Bonds, 1997 Series 2, 5.900%, 7/01/29 (Alternative Minimum Tax)
    2,835,000   Housing Finance Authority of Leon County (Florida), Single                 4/01 at 102        Aaa       2,947,635
                 Family Mortgage Revenue Bonds, 1991 Series A (Multi-County
                 Program), 7.300%, 4/01/21 (Alternative Minimum Tax)
    2,360,000   Housing Finance Authority of Manatee County (Florida), Single             11/05 at 102        Aaa       2,608,390
                 Family Mortgage Revenue Bonds, Series 1994, Sub Series 3,
                 7.600%, 11/01/26 (Alternative Minimum Tax)
    1,905,000   Housing Finance Authority of Manatee County (Florida), Single              5/06 at 105        Aaa       2,135,010
                 Family Mortgage Revenue Bonds,  Series 1996, Sub Series 1,
                 7.450%, 5/01/27 (Alternative Minimum Tax)
                Housing Finance Authority of Orange County, GNMA Collateralized
                Mortgage Revenue Bonds, 1991 Series A:
    2,655,000    7.250%, 9/01/11 (Alternative Minimum Tax)                                 3/01 at 103        AAA       2,783,608
    8,810,000    7.375%, 9/01/24 (Alternative Minimum Tax)                                 3/01 at 103        AAA       9,255,434

   PRINCIPAL                                                                             OPTIONAL CALL                     MARKET
       AMOUNT   DESCRIPTION                                                                PROVISIONS*  RATINGS**           VALUE
---------------------------------------------------------------------------------------------------------------------------------
                TAX OBLIGATION/GENERAL - 1.0%
$   2,810,000   Broward County, Florida, Public Improvement Refunding Bonds,              No Opt. Call         AA      $3,702,287
                 Series 1986 (General Obligation Bonds), 12.500%, 1/01/04

---------------------------------------------------------------------------------------------------------------------------------
                TAX OBLIGATION/LIMITED - 7.7%
   18,315,000   Dade County, Florida, Special Obligation and Refunding Bonds,             10/06 at 102        AAA      17,112,071
                 Series 1996B, 5.000%, 10/01/35
    5,000,000   The County of Hernando, Florida (Criminal Justice Complex Financing       No Opt. Call        AAA       6,355,100
                 Program), 1986 Series, 7.650%, 7/01/16
                Tampa Sports Authority, State of Florida Sales Tax, Special
                Purpose Bonds (Tampa Bay Arena Project), Series 1995:
    1,250,000    5.750%, 10/01/20                                                         No Opt. Call        AAA       1,325,225
    2,585,000    5.750%, 10/01/25                                                         No Opt. Call        AAA       2,742,944

---------------------------------------------------------------------------------------------------------------------------------
                TRANSPORTATION - 16.7%
                Broward County, Florida, Airport System Revenue Bonds, Series G:
    2,950,000    5.125%, 10/01/16 (Alternative Minimum Tax)                               10/08 at 101        AAA       2,848,196
    3,105,000    5.125%, 10/01/17 (Alternative Minimum Tax)                               10/08 at 101        AAA       2,983,750
    1,500,000   Dade County, Florida, Aviation Bonds, Series 1996A, 5.750%, 10/01/26      10/06 at 102        AAA       1,525,140
                 (Alternative Minimum Tax)
                Greater Orlando Aviation Authority, Airport Facilities Revenue
                Bonds, City of Orlando, Florida, Series 1997:
    4,700,000    5.750%, 10/01/09 (Alternative Minimum Tax)                               No Opt. Call        AAA       4,927,762
    1,990,000    5.750%, 10/01/10 (Alternative Minimum Tax)                               No Opt. Call        AAA       2,088,226
    2,500,000    5.750%, 10/01/11 (Alternative Minimum Tax)                               No Opt. Call        AAA       2,619,750
   13,500,000   Greater Orlando Aviation Authority, Airport Facilities Revenue            10/09 at 101        AAA      12,832,425
                 Bonds, City of Orlando, Florida, Series 1999A, 5.125%, 10/01/28
                 (Alternative Minimum Tax)
    2,590,000   Hillsborough County Aviation Authority, Florida, Tampa International      10/06 at 102        AAA       2,696,967
                 Airport Revenue Bonds, Series 1996A, 6.000%, 10/01/23
                 (Alternative Minimum Tax)
    3,500,000   Hillsborough County Aviation Authority, Florida, Tampa International      10/06 at 102        AAA       3,633,700
                 Airport Revenue Bonds, Series 1996B, 5.875%, 10/01/23
    4,780,000   Hillsborough County Aviation Authority, Florida, Tampa International      No Opt. Call        AAA       5,050,500
                 Airport Revenue Refunding Bonds, Series 1997A,
                 5.750%, 10/01/06 (Alternative Minimum Tax)
    2,130,000   Hillsborough County Aviation Authority, Florida, Tampa International      10/99 at 102        AAA       2,191,280
                 Airport Revenue Refunding Bonds, Series 1991A, 6.900%, 10/01/11
   15,450,000   Miami-Dade County, Florida, Aviation Revenue Bonds,                       10/08 at 101        AAA      14,341,926
                 Miami International Airport (Hub of the Americas), Series 1998C,
                 5.000%, 10/01/28 (Alternative Minimum Tax)
    1,425,000   County of Volusia, Florida, Airport System Revenue Bonds,                 10/00 at 102        AAA       1,498,587
                 Series 1991 (Daytona Beach Regional Airport),
                 7.000%, 10/01/21 (Alternative Minimum Tax)

---------------------------------------------------------------------------------------------------------------------------------
                U.S. GUARANTEED - 30.1%
    7,475,000   Certificates of Participation, Series 1991A, The School                    7/01 at 102        AAA       7,970,069
                 Board of Broward County, Florida, 6.500%, 7/01/11
                 (Pre-refunded to 7/01/01)
    3,000,000   The Cape Canaveral Hospital District, Improvement Revenue                  1/01 at 102        AAA       3,179,970
                 Certificates, Series 1991, 6.875%, 1/01/21 (Pre-refunded to 1/01/01)
   11,000,000   Charlotte County, Florida, Utility System Revenue Bonds,                  10/01 at 102        AAA      11,905,740
                 Series 1991, 7.000%, 10/01/14 (Pre-refunded to 10/01/01)
    2,395,000   Dade County, Florida, Special Obligation Bonds (Courthouse Center          4/04 at 102      A3***       2,613,496
                 Project), Series 1994, 6.300%, 4/01/14 (Pre-refunded to 4/01/04)
    7,225,000   Dade County, Florida, Special Obligation and Refunding Bonds,        10/08 at 48 27/32        AAA       2,234,115
                 Series 1996B, 0.000%, 10/01/20 (Pre-refunded to 10/01/08)
   10,165,000   Florida Keys Aqueduct Authority, Water Revenue Refunding Bonds,            9/01 at 101        AAA      10,833,959
                 Series 1991, 6.750%, 9/01/21 (Pre-refunded to 9/01/01)
    6,955,000   State of Florida, Full Faith and Credit, State Board of Education,         6/05 at 101        AAA       7,539,359
                 Public Education Capital Outlay Bonds, Series 1993F,
                 6.000%, 6/01/20 (Pre-refunded to 6/01/05)
      950,000   City of Fort Myers, Florida, Improvement Revenue Bonds (Special            7/03 at 100    BBB-***       1,042,359
                 Assessment Geographical Area No. 24 Improvements),
                 Series 1991A, 7.100%, 7/01/06 (Pre-refunded to 7/01/03)

   PRINCIPAL                                                                             OPTIONAL CALL                     MARKET
       AMOUNT   DESCRIPTION                                                                PROVISIONS*  RATINGS**           VALUE
---------------------------------------------------------------------------------------------------------------------------------
                U.S. GUARANTEED (continued)

$   1,565,000   City of Green Cove Springs, Florida, Utilities Refunding Revenue Bonds,   10/01 at 102        AAA      $1,685,521
                 Series 1991, 6.750%, 10/01/10 (Pre-refunded to 10/01/01)
    3,530,000   Halifax Hospital Medical Center, Daytona Beach, Florida, Hospital         10/01 at 102        AAA       3,797,856
                 Revenue Refunding Bonds, Series 1991A, 6.750%, 10/01/06
                 (Pre-refunded to 10/01/01)
    1,870,000   Hillsborough County Aviation Authority, Florida, Tampa International      10/99 at 102        AAA       1,923,800
                 Airport Revenue Refunding Bonds, Series 1991A, 6.900%, 10/01/11
                 (Pre-refunded to 10/01/99)
   10,000,000   Jacksonville Electric Authority, Jacksonville, Florida, St. John's River  10/99 at 100      AA***      10,065,700
                 Power Park System Special Obligation Bonds, First Crossover Series,
                 6.000%, 10/01/15 (Pre-refunded to 10/01/99)
   11,000,000   Jacksonville Health Facilities Authority, Health Facilities Revenue       11/00 at 102        Aaa      11,748,220
                 Refunding Bonds, Daughters of Charity National Health System Inc.,
                 St. Vincent's Medical Center Issue, Series 1990,
                 7.500%, 11/01/15 (Pre-refunded to 11/01/00)
    4,500,000   Orange County, Tourist Development Tax Revenue Bonds,                     10/02 at 100        AAA       4,745,655
                 Series 1992B, 6.000%, 10/01/21 (Pre-refunded to 10/01/02)
    1,400,000   City of Pembroke Pines, Florida, Capital Improvement Revenue              10/04 at 102        AAA       1,524,474
                 Bonds, Series 1995, 6.000%, 10/01/25 (Pre-refunded to 10/01/04)
    5,000,000   St. Lucie County, Florida, Utility System Revenue Bonds,                  10/00 at 102        AAA       5,309,850
                 Series 1990, 7.125%, 10/01/17 (Pre-refunded to 10/01/00)
    4,000,000   City of St. Petersburg Health Facilities Authority, Florida,              12/01 at 102        AAA       4,332,600
                 Revenue Bonds, Series 1985A (Allegany Health System Loan
                 Program), 7.000%, 12/01/15 (Pre-refunded to 12/01/01)
    4,500,000   City of Tampa, Florida, Revenue Bonds (The Florida Aquarium Project),      5/02 at 102     N/R***       4,969,980
                 Series 1992, 7.750%, 5/01/27 (Pre-refunded to 5/01/02)
    2,900,000   City of Tampa, Florida, Water and Sewer Systems Revenue Bonds,            10/02 at 101        AAA       3,083,657
                 Series 1992, 6.000%, 10/01/17 (Pre-refunded to 10/01/02)
      475,000   County of Volusia, Florida, Airport System Revenue Bonds,                 10/00 at 102        AAA         503,291
                 Series 1991 (Daytona Beach Regional Airport), 7.000%, 10/01/21
                 (Alternative Minimum Tax) (Pre-refunded to 10/01/00)
    5,650,000   Certificates of Participation, School Board of Volusia County, Florida,    8/01 at 102        AAA       6,062,394
                 Master Lease Program, Series 1991, 6.750%, 8/01/11
                 (Pre-refunded to 8/01/01)

---------------------------------------------------------------------------------------------------------------------------------
                UTILITIES - 11.5%

      435,000   City of Green Cove Springs, Florida, Utilities Refunding Revenue          10/01 at 102        AAA         464,354
                 Bonds, Series 1991, 6.750%, 10/01/10
    4,250,000   City of Lakeland, Florida, Energy System Refunding Revenue Bonds,         No Opt. Call        AAA       4,624,255
                 Series 1999C, 6.050%, 10/01/11
                Lee County, Florida, Solid Waste System Revenue Bonds, Series 1991A:
    6,500,000    7.000%, 10/01/05 (Alternative Minimum Tax)                               10/01 at 102        AAA       6,973,070
    4,750,000    7.000%, 10/01/06 (Alternative Minimum Tax)                               10/01 at 102        AAA       5,095,705
   10,620,000   Martin County, Florida, Pollution Control Revenue Refunding Bonds          7/00 at 102        AAA      11,152,593
                 (Florida Power and Light Company Project), Series 1990,
                 7.300%, 7/01/20
    7,460,000   Orlando Utilities Commission, Water and Electric Subordinated             10/99 at 100        Aa2       7,005,835
                 Revenue Bonds, Series 1989D, 5.000%, 10/01/23
    5,250,000   Orlando Utilities Commission, Water and Electric Revenue Refunding        No Opt. Call        Aa1       5,708,955
                 Bonds, Series 1992, 6.000%, 10/01/10

---------------------------------------------------------------------------------------------------------------------------------
                WATER AND SEWER - 4.8%
      835,000   Florida Keys Aqueduct Authority, Water Revenue Bonds,                      9/01 at 101        AAA         884,173
                 Series 1991, 6.750%, 9/01/21
    2,560,000   Florida Governmental Utility Authority, Utility Revenue Bonds             10/09 at 101        Aaa       2,406,170
                 (Golden Gate Utility System), Series 1999, 5.000%, 10/01/29
    6,000,000   Village of Royal Palm Beach, Florida, Utility System Revenue              10/01 at 102        AAA       6,437,700
                 Refunding Bonds, Series 1991, 6.875%, 10/15/15
    5,250,000   Seminole County, Florida, Water and Sewer Revenue Refunding and           No Opt. Call        AAA       5,707,328
                 Improvement Bonds, Series 1992, 6.000%, 10/01/19

   PRINCIPAL                                                                             OPTIONAL CALL                     MARKET
       AMOUNT   DESCRIPTION                                                                PROVISIONS*  RATINGS**           VALUE
---------------------------------------------------------------------------------------------------------------------------------
                 WATER AND SEWER (continued)
$   1,450,000   City of Tampa, Florida, Water and Sewer Systems Revenue Bonds,            10/02 at 101        AAA      $1,518,813
                 Series 1992, 6.000%, 10/01/17
---------------------------------------------------------------------------------------------------------------------------------
$ 349,155,000   Total Investments - (cost $341,012,047) - 100.4%                                                      357,144,369
=============--------------------------------------------------------------------------------------------------------------------
                Other Assets Less Liabilities - (0.4)%                                                                 (1,500,206)
                -----------------------------------------------------------------------------------------------------------------
                Net Assets - 100%                                                                                    $355,644,163
                =================================================================================================================

* Optional Call Provisions (not covered by the report of independent auditors): Dates (month and year) and prices of the earliest optional call or redemption. There may be other call provisions at varying prices at later dates.

** Ratings (not covered by the report of independent auditors): Using the higher of Standard & Poor's or Moody's rating.

***  Securities are backed by an escrow or trust containing sufficient U.S.
     government or U.S. government agency securities which ensures the timely payment of principal and interest. Securities are normally considered to be equivalent to AAA rated securities.

N/R  Investment is not rated.

                                 SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

                            PORTFOLIO OF INVESTMENTS
                            NUVEEN FLORIDA QUALITY INCOME MUNICIPAL FUND (NUF)
                            JUNE 30, 1999
   PRINCIPAL                                                                             OPTIONAL CALL                     MARKET
       AMOUNT   DESCRIPTION                                                                PROVISIONS*  RATINGS**           VALUE
---------------------------------------------------------------------------------------------------------------------------------
                EDUCATION AND CIVIC ORGANIZATIONS - 2.5%
                Brevard County Educational Facilities Authority (Florida),
                Educational Facilities Refunding and Improvement Revenue Bonds,
                Series 1992:
$  2,850,000     6.750%, 11/01/07                                                         11/02 at 102       BBB-      $3,050,042
   4,790,000     6.875%, 11/01/22                                                         11/02 at 102       BBB-       5,038,457

---------------------------------------------------------------------------------------------------------------------------------
                HEALTH CARE - 7.1%
    1,000,000   Alachua County Health Facilities Authority, Florida, Health Facilities    12/02 at 100        AAA       1,024,680
                 Revenue Bonds, Series 1992R (Shands Hospital at the University of
                 Florida Project), 5.750%, 12/01/15
   10,395,000   City of Jacksonville, Florida, Hospital Revenue Bonds, Series 1992         2/02 at 102        AAA      11,034,812
                 (University Medical Center, Inc. Project), 6.600%, 2/01/21
    1,500,000   City of Leesburg, Florida, Hospital Revenue Refunding Bonds (Leesburg      7/03 at 102         A-       1,575,195
                 Regional Medical Center Project), Series 1993A, 6.250%, 7/01/09
    1,675,000   Orange County Health Facilities Authority, Florida, Hospital Revenue      11/01 at 102        AAA       1,797,979
                 Bonds, Series 1991A (Adventist Health System/Sunbelt, Inc.),
                 6.875%, 11/15/15
    5,000,000   Orange County, Florida, Health Facilities Authority, Hospital Revenue     11/05 at 102        AAA       5,111,250
                 Bonds, Series 1995 (Adventist Health System/Sunbelt Obligated
                 Group), 5.750%, 11/15/25
    2,000,000   Orange County, Florida, Health Facilities Authority, Hospital Revenue     No Opt. Call        AAA       2,226,060
                 Bonds (Orlando Regional Healthcare System), Series 1996A,
                 6.250%, 10/01/18

---------------------------------------------------------------------------------------------------------------------------------
                HOUSING/MULTIFAMILY - 8.1%
                Housing Finance Authority of Broward County, Florida,
                Multifamily Housing Revenue Refunding Bonds, Series 1996
                (Tamarac Pointe Apartments Project - GNMA Collateralized):
    1,500,000    6.250%, 7/01/26                                                           7/06 at 102        AAA       1,597,665
    1,000,000    6.300%, 1/01/32                                                           7/06 at 102        AAA       1,067,170
    9,600,000   Housing Finance Authority of Broward County, Florida, Multifamily          6/09 at 102        N/R       9,406,560
                 Housing Revenue Bonds (Pembroke Gardens Project),
                 Series 1999, 6.150%, 6/01/39 (Alternative Minimum Tax)
    1,655,000   Florida Housing Finance Agency, General Mortgage Revenue Refunding         6/02 at 103        AAA       1,747,564
                 Bonds, 1992 Series A, 6.400%, 6/01/24
    1,000,000   Florida Housing Finance Agency, Housing Revenue Bonds,                    10/05 at 102        AAA       1,049,310
                 1995 Series F (Holly Cove Apartment Project), 6.150%, 10/01/25
                 (Alternative Minimum Tax)
                Florida Housing Finance Agency, Housing Revenue Bonds, 1997
                Series F (Mar Lago Village Apartments Project):
    1,655,000    5.800%, 12/01/17 (Alternative Minimum Tax)                               12/07 at 102        AAA       1,720,521
    1,670,000    5.900%, 12/01/27 (Alternative Minimum Tax)                               12/07 at 102        AAA       1,742,562
    3,670,000   Florida Housing Finance Corporation, Housing Revenue Refunding            12/08 at 102         A+       3,616,051
                 Bonds, 1998 Series O (Hunters Ridge at Deerwood Apartments),
                 5.300%, 12/01/28
    1,000,000   Hialeah Housing Authority, Florida, Housing Revenue Refunding Bonds,       6/08 at 105        AAA       1,001,940
                 Series 1998 (GNMA Collateralized), Affordable Housing Program,
                 5.300%, 12/20/18
    3,240,000   Housing Finance Authority of Pinellas County, Florida, Multifamily         1/08 at 100        AAA       3,257,820
                 Housing Revenue Bonds (Emerald Bay Apartments Projects),
                 Series 1998A, 5.000%, 4/01/28 (Alternative Minimum Tax)
                 (Mandatory put 4/01/08)

---------------------------------------------------------------------------------------------------------------------------------
                HOUSING/SINGLE FAMILY - 8.7%
    1,749,000   Housing Finance Authority of Dade County (Florida), Single Family         12/01 at 102        AAA       1,835,471
                 Mortgage Revenue Refunding Bonds, Series 1991D,
                 6.950%, 12/15/12
      410,000   Housing Finance Authority of Dade County (Florida), Single Family          3/01 at 102        Aaa         426,195
                 Mortgage Revenue Refunding Bonds, Series 1991E, 7.000%, 3/01/24

   PRINCIPAL                                                                             OPTIONAL CALL                     MARKET
       AMOUNT   DESCRIPTION                                                                PROVISIONS*  RATINGS**           VALUE
---------------------------------------------------------------------------------------------------------------------------------
                HOUSING/SINGLE FAMILY (continued)
$   1,665,000   Housing Finance Authority of Dade County (Florida), Single Family          4/05 at 102        AAA      $1,736,728
                 Mortgage Revenue Bonds, Series 1995, 6.550%, 10/01/27
                 (Alternative Minimum Tax)
    5,125,000   Florida Housing Finance Agency, Homeowner Mortgage Revenue                 1/06 at 102         AA       5,351,884
                 Bonds, 1995 Series 2 (Refunding/New Money Issue),
                 6.200%, 7/01/27 (Alternative Minimum Tax)
    2,725,000   Florida Housing Finance Agency, Home Ownership Revenue                    No Opt. Call        AAA       2,995,702
                 Refunding Bonds, 1987 Series G1, 8.595%, 11/01/17
    3,165,000   Housing Finance Authority of Hillsborough County (Florida), Single        10/07 at 102        Aaa       3,038,115
                 Family Mortgage Revenue Bonds, Series 1998A, 5.300%, 4/01/31
                 (Alternative Minimum Tax)
    2,675,000   Housing Finance Authority of Lee County (Florida), Single Family           3/07 at 105        Aaa       2,993,031
                 Mortgage Revenue Bonds, (Multi-County Program), Series 1997A,
                 Subseries 1, 7.200%, 3/01/27 (Alternative Minimum Tax)
    1,960,000   Housing Finance Authority of Orange County (Florida), Single               4/06 at 102        AAA       2,056,471
                 Family Mortgage Revenue Bonds (GNMA and Fannie Mae
                 Mortgage-Backed Securities Program), Series 1996A,
                 6.300%, 4/01/28 (Alternative Minimum Tax)
                Housing Finance Authority of Orange County (Florida), Single Family
                Mortgage Revenue Bonds (GNMA and Fannie Mae Mortgage-Backed
                Securities Program), Series 1997B:
      865,000    5.800%, 9/01/17 (Alternative Minimum Tax)                                 9/07 at 102        AAA         885,881
    4,515,000    5.100%, 9/01/27 (Alternative Minimum Tax)                                 9/07 at 102        AAA       4,524,256
    1,995,000   Housing Finance Authority of Palm Beach County (Florida),                  4/07 at 102        Aaa       2,063,548
                 Single Family Mortgage Revenue Bonds, Series 1997A,
                 5.900%, 4/01/29 (Alternative Minimum Tax)

---------------------------------------------------------------------------------------------------------------------------------
                TAX OBLIGATION/GENERAL - 6.0%
    2,150,000   Alachua County Library District, Florida, General Obligation               8/01 at 102        AAA       2,287,794
                 Refunding Bonds, Series 1991, 6.600%, 8/01/10
                State of Florida, Full Faith and Credit, State Board of
                Education, Public Education Capital Outlay Bonds, Series 1989-A
                (Refunding Bonds):
    5,000,000    6.000%, 6/01/25                                                           6/00 at 100        AA+       5,080,800
    3,290,000    7.250%, 6/01/23                                                           6/00 at 102        AA+       3,446,012
   10,000,000   State of Florida, Full Faith and Credit, State Board of Education,         6/08 at 101        AA+       8,609,300
                 Public Education Capital Outlay Refunding Bonds, Series 1998-D,
                 4.500%, 6/01/24

---------------------------------------------------------------------------------------------------------------------------------
                TAX OBLIGATION/LIMITED - 3.5%
    2,000,000   Certificates of Participation, Series 1994, The Department of              3/04 at 102         A+       2,094,200
                 Corrections, State of Florida, 6.000%, 3/01/14
    3,170,000   City of Jacksonville, Florida, Excise Taxes Revenue Bonds,                No Opt. Call        AAA       1,310,383
                 Series 1993, 0.000%, 10/01/15 (Alternative Minimum Tax)
    2,000,000   City of Opa-Locka, Florida, Capital Improvement Revenue Bonds,             1/04 at 102        AAA       2,118,000
                 Series 1994, 6.125%, 1/01/24
    5,500,000   City of St. Petersburg, Florida, Public Improvement Refunding              2/02 at 102        AAA       5,833,025
                 Revenue Bonds, Series 1992, 6.375%, 2/01/12

---------------------------------------------------------------------------------------------------------------------------------
                TRANSPORTATION - 16.2%
   12,000,000   Dade County, Florida, Aviation Bonds, Series 1996A,                       10/06 at 102        AAA      12,201,120
                 5.750%, 10/01/26 (Alternative Minimum Tax)
    1,500,000   Dade County, Florida, Aviation Revenue Bonds, Series 1995B,               10/05 at 102        AAA       1,606,035
                 6.000%, 10/01/24 (Alternative Minimum Tax)
    8,540,000   Greater Orlando Aviation Authority, Airport Facilities Revenue            10/02 at 102        AAA       9,146,084
                 Bonds, Series 1992A, 6.500%, 10/01/12 (Alternative Minimum Tax)
    5,000,000   Greater Orlando Aviation Authority, Airport Facilities Revenue            10/07 at 101        AAA       4,843,000
                 Bonds, City of Orlando, Florida, Series 1997, 5.250%, 10/01/23
                 (Alternative Minimum Tax)
    7,500,000   Miami-Dade County, Florida, Aviation Revenue Bonds, Series 1998A,         10/08 at 101        AAA       7,005,300
                 Miami International Airport (Hub of the Americas),
                 5.000%, 10/01/24 (Alternative Minimum Tax)
    7,065,000   Miami-Dade County, Florida, Aviation Revenue Bonds, Series 1998C,         10/08 at 101        AAA       6,607,824
                 Miami International Airport (Hub of the Americas),
                 5.000%, 10/01/23 (Alternative Minimum Tax)
    7,500,000   Palm Beach County, Florida, Airport System Revenue Refunding              10/01 at 102        AAA       8,188,875
                 Bonds, Series 1991, 7.750%, 10/01/10
    2,500,000   Palm Beach County, Florida, Airport System Revenue Refunding              10/02 at 102        AAA       2,675,550
                 Bonds, Series 1992, 6.375%, 10/01/14

   PRINCIPAL                                                                             OPTIONAL CALL                     MARKET
       AMOUNT   DESCRIPTION                                                                PROVISIONS*  RATINGS**           VALUE
---------------------------------------------------------------------------------------------------------------------------------
                U.S. GUARANTEED - 24.7%
$   1,500,000   Bradford County Health Facilities Authority, Health Facilities            No Opt. Call        AAA      $1,622,295
                 Revenue Refunding Bonds, Series 1993 (Santa Fe Health Care
                 Facilities Project), 6.050%, 11/15/16
    3,490,000   Charlotte County, Florida, Utility System Revenue Bonds,                  10/01 at 102        AAA       3,768,048
                 Series 1991, 6.875%, 10/01/21 (Pre-refunded to 10/01/01)
    7,000,000   Dade County Health Facilities Authority, Hospital Revenue Refunding        8/02 at 102        AAA       7,581,910
                 Bonds, Series 1992 (North Shore Medical Center Project),
                 6.500%, 8/15/15 (Pre-refunded to 8/15/02)
    2,205,000   City of Dunedin, Florida, Hospital Revenue Bonds, Series 1991             11/01 at 102        AAA       2,378,732
                 (Mease Health Care), 6.750%, 11/15/21 (Pre-refunded to 11/15/01)
    1,000,000   State of Florida, Full Faith and Credit, Pollution Control Bonds,          7/02 at 101     AA+***       1,074,850
                 Series Y, Division of Bond Finance of the Department of General
                 Services, 6.600%, 7/01/17 (Pre-refunded to 7/01/02)
    1,000,000   Hillsborough County, Florida, Capital Improvement, Non-Ad Valorem          1/00 at 102       A***       1,035,020
                 Revenue Bonds (Museum of  Science and Industry Project),
                 Series 1992, 6.450%, 1/01/22 (Pre-refunded to 1/01/00)
    4,750,000   City of Hollywood, Florida, Water and Sewer Revenue Bonds,                10/01 at 102        AAA       5,128,433
                 Series 1991, 6.875%, 10/01/21 (Pre-refunded to 10/01/01)
    4,625,000   Jacksonville Electric Authority, Florida, Bulk Power Supply           10/00 at 101 1/2        Aaa       4,869,015
                 System Revenue Bonds (Scherer 4 Project), Issue One,
                 Series 1991A, 6.750%, 10/01/21 (Pre-refunded to 10/01/00)
    2,750,000   Kissimmee Utility Authority, Florida, Electric System Improvement         10/01 at 102        AAA       2,947,093
                 and Refunding Revenue Bonds, Series 1991, 6.500%, 10/01/17
                 (Pre-refunded to 10/01/01)
    2,500,000   City of Leesburg, Florida, Capital Improvement Hospital Revenue            7/02 at 102      A-***       2,770,475
                 Bonds (Leesburg Regional Medical Center Project), Series 1991A,
                 7.500%, 7/01/21 (Pre-refunded to 7/01/02)
                Orange County, Tourist Development Tax Revenue Bonds, Series 1992B:
    3,000,000    6.500%, 10/01/19 (Pre-refunded to 10/01/02)                              10/02 at 102        AAA       3,256,560
    7,490,000    6.000%, 10/01/21 (Pre-refunded to 10/01/02)                              10/02 at 100        AAA       7,898,879
    7,375,000   Orlando, Florida, Utilities Commission, Water and Electric                10/01 at 102        Aaa       7,903,566
                 Subordinated Revenue Bonds, Series 1991A, 6.500%, 10/01/20
                 (Pre-refunded to 10/01/01)
      825,000   Solid Waste Authority of Palm Beach County, Refunding Revenue             No Opt. Call        AAA         904,703
                 Bonds, Series 1997A, 6.000%, 10/01/09
   11,000,000   Reedy Creek Improvement District, Florida (Orange and                     10/01 at 101        AAA      11,687,830
                 Osceola Counties), Utilities Revenue Bonds, Series 1991-1,
                 6.500%, 10/01/16 (Pre-refunded to 10/01/01)
    5,000,000   St. Petersburg Health Facilities Authority, Florida, Revenue Bonds,       12/01 at 102        AAA       5,415,750
                 Series 1985A (Allegany Health System Loan Program),
                 7.000%, 12/01/15 (Pre-refunded to 12/01/01)
    2,300,000   Sarasota County, Florida, Utility System Revenue Bonds,                   10/04 at 102        AAA       2,557,876
                 Series 1994, 6.500%, 10/01/22 (Pre-refunded to 10/01/04)
    2,000,000   The School Board of Seminole County, Florida, Certificates of              7/04 at 102        AAA       2,183,220
                 Participation, Series 1994A, 6.125%, 7/01/19
                 (Pre-refunded to 7/01/04)
    1,000,000   City of Stuart, Florida, Public Utilities Revenue Improvement Bonds,      10/03 at 100        AAA       1,095,520
                 Series 1994, 6.800%, 10/01/24 (Pre-refunded to 10/01/03)
    3,000,000   City of Tampa, Florida, Revenue Bonds (The Florida Aquarium                5/02 at 102     N/R***       3,313,320
                 Project), Series 1992, 7.750%, 5/01/27 (Pre-refunded to 5/01/02)

---------------------------------------------------------------------------------------------------------------------------------
                UTILITIES - 16.0%
   10,000,000   Citrus County, Florida, Pollution Control Refunding Revenue Bonds,         1/02 at 102         A+      10,609,300
                 Series 1992A (Florida Power Corporation, Crystal River Power
                 Plant Project), 6.625%, 1/01/27
    5,830,000   Hillsborough County Industrial Development Authority, Florida,             8/01 at 103         AA       6,384,666
                 Pollution Control Revenue Refunding Bonds (Tampa Electric
                 Company Project), Series 1991, 7.875%, 8/01/21
    9,800,000   Hillsborough County Industrial Development Authority, Florida,             5/02 at 103         AA      10,954,930
                 Pollution Control Revenue Refunding Bonds (Tampa Electric
                 Company Project), Series 1992, 8.000%, 5/01/22
    5,000,000   Jacksonville Electric Authority, Special Obligation 5th Crossover         10/04 at 101         AA       5,100,550
                 Series, 5.375%, 10/01/10

   PRINCIPAL                                                                             OPTIONAL CALL                     MARKET
       AMOUNT   DESCRIPTION                                                                PROVISIONS*  RATINGS**           VALUE
---------------------------------------------------------------------------------------------------------------------------------
                UTILITIES (continued)
                Jacksonville Electric Authority, Florida, St. John's River Power Park System
                Refunding Revenue Bonds, Issue Two, Series Seven:
$   1,500,000    5.750%, 10/01/12                                                         10/02 at 101         AA      $1,556,145
    2,000,000    5.500%, 10/01/14                                                         10/02 at 101         AA       2,022,080
    5,000,000   City of Lakeland, Florida, Energy System Refunding Revenue Bonds,         No Opt. Call        AAA       5,651,750
                 Series 1999B, 6.550%, 10/01/09
    6,175,000   Solid Waste Authority of Palm Beach County, Refunding Revenue             No Opt. Call        AAA       6,683,141
                 Bonds, Series 1997A, 6.000%, 10/01/09
    2,500,000   St. Lucie County, Florida, Solid Waste Disposal Revenue Bonds              2/01 at 102        AA-       2,647,375
                 (Florida Power and Light Company Project), Series 1991,
                 7.150%, 2/01/23 (Alternative Minimum Tax)

---------------------------------------------------------------------------------------------------------------------------------
                WATER AND SEWER - 3.9%
    5,000,000   Town of Davie, Florida, Water and Sewer Improvement and Refunding         10/02 at 102        AAA       5,336,350
                 Revenue Bonds, Series 1992, 6.250%, 10/01/17
    5,300,000   Miami-Dade County, Florida, Water and Sewer System Revenue                10/09 at 101        AAA       4,974,050
                 Bonds, Series 1999A, 5.000%, 10/01/29
    1,500,000   Peace River/Manasota Regional Water Supply Authority, Florida,            10/08 at 101        AAA       1,411,092
                 Revenue Bonds (Peace River Option Project), Series 1998A,
                 5.000%, 10/01/28
    1,000,000   City of Venice, Florida, Utilities Revenue Refunding Bonds,                7/03 at 102        AAA       1,011,960
                 Series 1993, 5.500%, 7/01/14
---------------------------------------------------------------------------------------------------------------------------------
$ 301,179,000   Total Investments - (cost $298,204,648) - 96.7%                                                       311,762,706
=============--------------------------------------------------------------------------------------------------------------------
                Other Assets Less Liabilities - 3.3%                                                                   10,670,318
                -----------------------------------------------------------------------------------------------------------------
                Net Assets - 100%                                                                                    $322,433,024
                =================================================================================================================


* Optional Call Provisions (not covered by the report of independent auditors): Dates (month and year) and prices of the earliest optional call or redemption. There may be other call provisions at varying prices at later dates.

** Ratings (not covered by the report of independent auditors): Using the higher of Standard & Poor's or Moody's rating.

***  Securities are backed by an escrow or trust containing sufficient U.S.
     government or U.S. government agency securities which ensures the timely payment of principal and interest. Securities are normally considered to be equivalent to AAA rated securities.

N/R  Investment is not rated.

                                 SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

                            PORTFOLIO OF INVESTMENTS
                            NUVEEN INSURED FLORIDA PREMIUM INCOME MUNICIPAL FUND (NFL)
                            JUNE 30, 1999
   PRINCIPAL                                                                             OPTIONAL CALL                     MARKET
       AMOUNT   DESCRIPTION                                                                PROVISIONS*  RATINGS**           VALUE
---------------------------------------------------------------------------------------------------------------------------------
                HEALTH CARE - 7.3%
$   2,500,000   Alachua County Health Facilities Authority (Florida), Health Facilities   12/02 at 100        AAA      $2,561,700
                 Revenue Bonds, Series 1992R (Shands Hospital at the University
                 of Florida Project), 5.750%, 12/01/15
    2,000,000   Brevard County Health Facilities Authority, Hospital Revenue Bonds,       10/06 at 101        AAA       2,056,940
                 Series 1996 (Holmes Regional Medical Center Project),
                 5.625%, 10/01/14
    2,500,000   Hillsborough County Industrial Development Authority (Florida),           No Opt. Call        AAA       2,859,875
                 Industrial Development Revenue Bonds, Series 1994 (University
                 Community Hospital), 6.500%, 8/15/19
    5,000,000   Hospital Board of Directors of Lee County (Florida), Hospital Revenue      4/07 at 102        AAA       5,106,150
                 Bonds (Lee Memorial Health System), Fixed Rate Hospital Revenue
                 Bonds, 1997 Series A, 5.750%, 4/01/22
    5,000,000   North Broward Hospital District (Florida), Refunding and Improvement       1/07 at 101        AAA       4,932,800
                 Revenue Bonds, Series 1997, 5.375%, 1/15/24
    5,785,000   Polk County Industrial Development Authority, Industrial                   9/02 at 103        AAA       6,205,338
                 Development Variable Rate Revenue Bonds, 1985 Series 2
                 (Winter Haven Hospital Project), 6.250%, 9/01/15

---------------------------------------------------------------------------------------------------------------------------------
                HOUSING/MULTIFAMILY - 7.6%
    2,575,000   Housing Finance Authority of Broward County, Florida, Multifamily          5/07 at 102        AAA       2,695,768
                 Housing Revenue Refunding Bonds (Deer Chase Apartments
                 Project-GNMA Collateralized), Series 1997 A-1, 5.950%, 11/01/27
    1,000,000   Housing Finance Authority of Broward County, Florida, Multifamily          6/07 at 102        AAA       1,050,260
                 Housing Revenue Refunding Bonds (Pompano Oaks Apartments
                 Project-GNMA Collateralized), Series 1997, 6.000%, 12/01/27
                 (Alternative Minimum Tax)
                Housing Finance Authority of Collier County, Florida, Multifamily
                Housing Revenue Refunding Bonds, Series 1998A, Subseries 1
                (Saxon Manor Isles Project):
    1,040,000    5.350%, 9/01/18 (Alternative Minimum Tax)                                 3/08 at 101        AAA       1,031,306
    1,400,000    5.400%, 9/01/23 (Alternative Minimum Tax)                                 3/08 at 101        AAA       1,386,826
                Housing Finance Authority of Collier County, Florida,
                Multifamily Housing Revenue Bonds, Series 1998B (Saxon Manor
                Isles Project):
    1,260,000    5.350%, 9/01/18 (Alternative Minimum Tax)                                 3/08 at 101        AAA       1,249,466
    1,000,000    5.400%, 9/01/23 (Alternative Minimum Tax)                                 3/08 at 101        AAA         990,590
                Housing Finance Authority of Dade County, Florida, Multifamily
                Mortgage Revenue Bonds (Siesta Pointe Apartments Project),
                1997 Series A:
    1,230,000    5.650%, 9/01/17 (Alternative Minimum Tax)                                 9/07 at 101        AAA       1,260,848
    1,690,000    5.700%, 9/01/22 (Alternative Minimum Tax)                                 9/07 at 101        AAA       1,723,699
    1,890,000    5.750%, 9/01/29 (Alternative Minimum Tax)                                 9/07 at 101        AAA       1,927,592
    1,400,000   Florida Housing Finance Agency, Housing Revenue Bonds,                     4/07 at 102        AAA       1,483,720
                 1997 Series A (Riverfront Apartments Project), 6.250%, 4/01/37
                 (Alternative Minimum Tax)
    1,590,000   Florida Housing Finance Agency, Housing Revenue Bonds,                    12/05 at 102        AAA       1,668,800
                 1995 Series E (Williamsburg Village Apartments Project),
                 6.100%, 12/01/20 (Alternative Minimum Tax)
    1,000,000   Florida Housing Finance Agency, Housing Revenue Bonds,                     5/06 at 102        AAA       1,052,180
                 1996 Series C1 (Turtle Creek Apartments Project),
                 6.100%, 5/01/16 (Alternative Minimum Tax)
                Florida Housing Finance Agency, Housing Revenue Bonds, 1996
                Series D-1 (Sterling Palms Apartments Project):
    1,000,000    6.300%, 12/01/16 (Alternative Minimum Tax)                                6/06 at 102        AAA       1,066,630
    1,500,000    6.400%, 12/01/26 (Alternative Minimum Tax)                                6/06 at 102        AAA       1,604,985
      750,000   Florida Housing Finance Agency, Housing Revenue Bonds,                    12/06 at 102        AAA         788,325
                 1996 Series V (The Crossings at Indian Run Apartments Project),
                 6.100%, 12/01/26 (Alternative Minimum Tax)
    3,605,000   City of Jacksonville, Florida, Housing Revenue Refunding Bonds,            9/03 at 102        AAA       3,701,794
                 Series 1993A (GNMA Collateralized-Windermere Manor
                 Apartments Project), 5.875%, 3/20/28

   PRINCIPAL                                                                             OPTIONAL CALL                     MARKET
       AMOUNT   DESCRIPTION                                                                PROVISIONS*  RATINGS**           VALUE
---------------------------------------------------------------------------------------------------------------------------------
                HOUSING/SINGLE FAMILY - 6.1%
$   3,200,000   Housing Finance Authority of Broward County (Florida), Single Family       4/09 at 101        Aaa      $3,048,000
                 Mortgage Revenue Refunding Bonds, Series 1999B,
                 5.250%, 4/01/31 (Alternative Minimum Tax)
    4,750,000   Duval County Housing Finance Authority, Single Family Mortgage            10/04 at 102        Aaa       5,037,090
                 Revenue Bonds (GNMA Mortgage-Backed Securities Program),
                 Series 1994, 6.700%, 10/01/26 (Alternative Minimum Tax)
    2,575,000   Escambia County Housing Finance Authority (Florida), Single Family         4/02 at 102        Aaa       2,693,836
                 Mortgage Revenue Bonds, Series 1992A (Multi-County Program),
                 6.900%, 4/01/20 (Alternative Minimum Tax)
    4,500,000   Escambia County Housing Finance Authority (Florida), Single                4/08 at 102        Aaa       4,218,030
                 Family Mortgage Revenue Bonds,  Series 1999 (Multi-County
                 Program), 5.200%, 4/01/32 (Alternative Minimum Tax)
    3,970,000   Florida Housing Finance Agency, Homeowner Mortgage Revenue                 7/07 at 102        AAA       4,101,089
                 Bonds, 1997 Series 2, 5.750%, 7/01/14 (Alternative Minimum Tax)
    4,500,000   Florida Housing Finance Corporation, Homeowner Mortgage                1/09 at 31 9/32        AAA         780,840
                 Revenue Bonds, 1999 Series 2, 0.000%, 7/01/30
                 (Alternative Minimum Tax)

---------------------------------------------------------------------------------------------------------------------------------
                TAX OBLIGATION/GENERAL - 7.8%
    2,000,000   Dade County, Florida, General Obligation Bonds (Parks Program),           11/07 at 102        AAA       1,928,660
                 Series 1997, 5.125%, 11/01/22
                The School District of Dade County, Florida, General Obligation School
                Bonds, Series 1994:
    5,000,000    5.000%, 8/01/12                                                           8/03 at 101        AAA       4,954,800
    3,500,000    5.000%, 8/01/14                                                           8/03 at 101        AAA       3,425,485
   14,900,000   State of Florida, Full Faith and Credit, State Board of Education,         6/08 at 101        AAA      12,744,864
                 Public Education Capital Outlay Bonds, 1997 Series B,
                 4.500%, 6/01/28
    2,000,000   The City of Miami, Florida, General Obligation Bonds, Series 1995          1/03 at 101        AAA       2,036,620
                 (Sanitary Sewer System), 5.400%, 1/01/12

---------------------------------------------------------------------------------------------------------------------------------
                TAX OBLIGATION/LIMITED - 16.8%
    4,750,000   Dade County, Florida, Special Obligation and Refunding Bonds,             10/06 at 102        AAA       4,438,020
                 Series 1996B, 5.000%, 10/01/35
    3,500,000   State of Florida, Department of Environmental Protection,                  7/04 at 101        AAA       3,398,850
                 Preservation 2000 Revenue Bonds, Series 1994A, 4.900%, 7/01/13
    4,500,000   State of Florida, Department of Environmental Protection,                  7/05 at 101        AAA       4,695,975
                 Preservation 2000 Revenue Bonds, Series 1995A, 5.750%, 7/01/11
    2,100,000   City of Gulf Breeze, Florida, Local Government Loan Program,              12/06 at 101        AAA       2,203,520
                 Revenue Bonds, Remarketed Series 1985B, 5.900%, 12/01/15
                 (Mandatory put 12/01/10)
    8,500,000   City of Gulf Breeze, Florida, Capital Funding Revenue Bonds,               6/08 at 100        AAA       7,239,025
                 Series 1997B, 4.500%, 10/01/27
    1,400,000   Hernando County, Florida, Capital Improvement Refunding                    2/03 at 102        AAA       1,447,460
                 Revenue Bonds, Series 1993, 5.750%, 2/01/14
    1,025,000   Jacksonville Sales Tax Revenue Bonds, Series 1995                         10/05 at 101        AAA       1,057,974
                  (River City Renaissance Project), 5.500%, 10/01/10
    5,000,000   The School Board of Miami-Dade County, Florida, Certificates               8/08 at 101        AAA       4,718,300
                 of Participation, Series 1998C (Refunding), 5.000%, 8/01/25
    1,000,000   City of Opa-Locka, Florida, Capital Improvement Revenue Bonds,             1/04 at 102        AAA       1,105,370
                 Series 1994, 7.000%, 1/01/14
    6,000,000   Orange County, Florida, Tourist Development Tax Revenue Refunding         10/02 at 102        AAA       6,403,620
                 Bonds, Series 1992A, 6.250%, 10/01/13
                Palm Beach County, Florida, Administrative Complex Revenue
                Refunding Bonds, Series 1993:
    1,265,000    5.200%, 6/01/06                                                          No Opt. Call        AAA       1,306,087
    6,500,000    5.250%, 6/01/11                                                          No Opt. Call        AAA       6,623,825
                Palm Beach County, Florida, Criminal Justice Facilities, Revenue
                Refunding Bonds, Series 1993:
    3,000,000    5.375%, 6/01/08                                                          No Opt. Call        AAA       3,120,540
    4,000,000    5.375%, 6/01/10                                                          No Opt. Call        AAA       4,133,360
    2,335,000   Pasco County, Florida, Gas Tax Refunding Revenue Bonds,                    8/02 at 102        AAA       2,421,699
                 Series 1992, 5.750%, 8/01/13

---------------------------------------------------------------------------------------------------------------------------------
                TRANSPORTATION - 18.3%
    3,000,000   Dade County, Florida, Aviation Revenue Refunding Bonds, Series Y,         10/03 at 102        AAA       3,090,960
                 5.500%, 10/01/11
                Dade County, Florida, Seaport Revenue Refunding Bonds, Series 1995:
    1,000,000    6.200%, 10/01/05                                                         No Opt. Call        AAA       1,087,640
    1,100,000    5.750%, 10/01/15                                                         10/05 at 102        AAA       1,146,453

   PRINCIPAL                                                                             OPTIONAL CALL                     MARKET
       AMOUNT   DESCRIPTION                                                                PROVISIONS*  RATINGS**           VALUE
---------------------------------------------------------------------------------------------------------------------------------
                TRANSPORTATION (continued)
                State of Florida, Department of Transportation, Turnpike Revenue Bonds,
                Series 1995A:
$  10,000,000    5.500%, 7/01/13                                                           7/05 at 101        AAA     $10,224,200
    3,000,000    5.500%, 7/01/21                                                           7/05 at 101        AAA       3,019,890
    2,000,000   State of Florida, Department of Transportation, Turnpike Revenue           7/08 at 101        AAA       2,016,260
                 Bonds, Series 1998B, 5.250%, 7/01/13
    2,000,000   Greater Orlando Aviation Authority, Airport Facilities Revenue            10/02 at 102        AAA       2,130,100
                 Bonds, Series 1992A, 6.375%, 10/01/21 (Alternative Minimum Tax)
                Greater Orlando Aviation Authority, Airport Facilities Revenue
                Bonds, City of Orlando, Florida, Series 1997:
    1,000,000    5.125%, 10/01/17 (Alternative Minimum Tax)                               10/07 at 101        AAA         963,190
    4,795,000    5.250%, 10/01/23 (Alternative Minimum Tax)                               10/07 at 101        AAA       4,644,437
    6,000,000   Hillsborough County Aviation Authority, Florida, Tampa International      10/03 at 102        AAA       6,076,680
                 Airport Revenue Refunding Bonds, Series 1993B, 5.600%, 10/01/19
    1,000,000   Hillsborough County Aviation Authority, Florida, Tampa International      10/03 at 102        AAA         980,000
                 Airport Revenue Bonds, Series 1993D, 5.375%, 10/01/23
                 (Alternative Minimum Tax)
    6,000,000   Hillsborough County Aviation Authority, Florida, Tampa International      10/06 at 102        AAA       6,256,560
                 Airport Revenue Bonds, Series 1996B, 5.700%, 10/01/15
    2,350,000   Jacksonville Port Authority, Airport Revenue Refunding Bonds,             10/03 at 102        AAA       2,286,597
                 Series 1993, 5.250%, 10/01/17 (Alternative Minimum Tax)
    1,000,000   Jacksonville Port Authority, Florida, 1993 Port Facilities                11/03 at 102        AAA       1,139,970
                 Revenue Refunding Bonds, 7.625%, 11/01/07
    3,800,000   Jacksonville Port Authority, Florida, 1996 Port Facilities Revenue        11/06 at 102        AAA       3,840,926
                 Refunding Bonds, 5.625%, 11/01/18 (Alternative Minimum Tax)
    5,550,000   Palm Beach County, Florida, Airport System Revenue Refunding              10/01 at 102        AAA       6,045,005
                 Bonds, Series 1991, 7.625%, 10/01/04
    1,000,000   City of Pensacola, Florida, Airport Revenue Bonds, Series 1997A,          10/07 at 102        AAA       1,028,590
                 5.600%, 10/01/17
    3,000,000   Sarasota-Manatee Airport Authority, Airport System Revenue                 8/06 at 102        AAA       3,075,690
                 Refunding Bonds, Series 1996, 5.375%, 8/01/11

---------------------------------------------------------------------------------------------------------------------------------
                U.S. GUARANTEED - 16.3%
    3,750,000   Broward County Health Facilities Authority, Florida, Hospital              6/03 at 102        AAA       4,000,875
                 Revenue Bonds (Holy Cross Hospital, Inc.), Series 1993,
                 5.850%, 6/01/12
    2,700,000   City of Cocoa, Florida, Water and Sewer System Improvement                10/07 at 101        AAA       2,936,034
                 Revenue Bonds, Series 1997, 5.875%, 10/01/26
                 (Pre-refunded to 10/01/07)
    3,000,000   Florida Municipal Power Agency, All-Requirements Power Supply             10/02 at 102        AAA       3,238,770
                 Project Revenue Bonds, Series 1992, 6.250%, 10/01/21
                 (Pre-refunded to 10/01/02)
    4,000,000   Florida Municipal Power Agency, Stanton II Project Revenue Bonds,         10/02 at 102        AAA       4,348,480
                 Series 1992, 6.500%, 10/01/20 (Pre-refunded to 10/01/02)
    2,000,000   State of Florida, Department of Transportation, Turnpike Revenue Bonds,    7/01 at 102        AAA       2,151,540
                 Series 1991A, 7.000%, 7/01/04 (Pre-refunded to 7/01/01)
    3,995,000   State of Florida, Department of Transportation, Turnpike Revenue Bonds,    7/02 at 101        AAA       4,271,973
                 Series 1992A, 6.350%, 7/01/22 (Pre-refunded to 7/01/02)
      930,000   Orange County, Florida, Water Utilities System Revenue Bonds,              4/02 at 102        AAA         995,965
                 Series 1992, 6.250%, 10/01/17 (Pre-refunded to 4/01/02)
                City of Palm Bay, Florida, Utility System Refunding Revenue
                Bonds, Series 1994 (Palm Bay Utility Corporation Project):
    3,295,000    6.200%, 10/01/22 (Pre-refunded to 10/01/02)                              10/02 at 102        AAA       3,552,307
    1,000,000    6.200%, 10/01/17 (Pre-refunded to 10/01/02)                              10/02 at 102        AAA       1,078,090
      475,000   Solid Waste Authority of Palm Beach County, Refunding Revenue             No Opt. Call        AAA         520,890
                 Bonds, Series 1997A, 6.000%, 10/01/09
    1,000,000   City of Port St. Lucie, Florida, Utility System Revenue Bonds,             9/04 at 100        AAA       1,072,000
                 Series 1994, 6.000%, 9/01/24 (Pre-refunded to 9/01/04)
                St. Lucie County, Florida, Utility System Refunding and Revenue
                Bonds, Series 1993:
    5,000,000    5.500%, 10/01/15                                                         10/03 at 102        AAA       5,115,950
    1,200,000    5.500%, 10/01/21                                                         10/03 at 102        AAA       1,220,712

   PRINCIPAL                                                                             OPTIONAL CALL                     MARKET
       AMOUNT   DESCRIPTION                                                                PROVISIONS*  RATINGS**           VALUE
---------------------------------------------------------------------------------------------------------------------------------
                U.S. GUARANTEED (continued)
                City of Sunrise, Florida, Utility System Revenue Bonds, Series 1996A:
$   6,900,000    5.750%, 10/01/16 (Pre-refunded to 10/01/06)                              10/06 at 101        AAA      $7,405,011
    8,700,000    5.750%, 10/01/21 (Pre-refunded to 10/01/06)                              10/06 at 101        AAA       9,336,753
    1,500,000   City of Tampa, Florida, Allegany Health System Revenue Bonds,             12/03 at 102        AAA       1,461,735
                 St. Joseph's Hospital, Inc. Issue, Series 1993, 5.125%, 12/01/23

---------------------------------------------------------------------------------------------------------------------------------
                UTILITIES - 7.9%
    1,250,000   Florida Municipal Power Agency, St. Lucie Project Refunding Revenue       10/02 at 102        AAA       1,228,163
                 Bonds, Series 1992,  5.250%, 10/01/21
    1,500,000   Florida Municipal Power Agency, Tri-City Project Refunding Revenue        10/03 at 100        AAA       1,507,470
                 Bonds, Series 1992,  5.500%, 10/01/19
                City of Lakeland, Florida, Energy System Refunding Revenue Bonds,
                Series 1999C:
    4,785,000    6.050%, 10/01/08                                                         No Opt. Call        AAA       5,202,300
    4,000,000    6.050%, 10/01/09                                                         No Opt. Call        AAA       4,361,880
    3,525,000   Solid Waste Authority of Palm Beach County, Refunding Revenue             No Opt. Call        AAA       3,815,072
                 Bonds, Series 1997A, 6.000%, 10/01/09
   10,000,000   Reedy Creek Improvement District, Florida, Utilities Revenue               4/04 at 101        AAA       9,457,200
                 Improvement and Refunding Bonds, Series 1994-1, 5.000%, 10/01/19

---------------------------------------------------------------------------------------------------------------------------------
                WATER AND SEWER - 13.2%
    1,000,000   City of Cocoa, Florida, Water and Sewer System Refunding Revenue          10/03 at 100        AAA         948,130
                 Bonds, Series 1993A, 5.000%, 10/01/23
    3,000,000   City of Cocoa, Florida, Water and Sewer System Improvement Revenue        10/09 at 101        AAA       2,576,760
                  Bonds, Series 1999, 4.500%, 10/01/26
                Dade County, Florida, Water and Sewer System Revenue Bonds,
                Series 1995:
    3,730,000    5.750%, 10/01/22                                                         10/05 at 102        AAA       3,829,405
      500,000    6.250%, 10/01/10                                                         No Opt. Call        AAA         552,565
    2,000,000   The City of Daytona Beach, Florida, Water and Sewer Revenue Bonds,        11/02 at 100        AAA       2,007,480
                 Series 1992, 5.500%, 11/15/17
    4,000,000   Florida Governmental Utility Authority, Utility Revenue Bonds              7/09 at 101        Aaa       3,760,760
                 (Golden Gate Utility System), Series 1999, 5.000%, 7/01/29
    2,000,000   Hillsborough County, Florida, Refunding Utility Revenue Bonds,             8/01 at 102        AAA       2,129,180
                 Series 1991A, 6.625%, 8/01/11
    8,000,000   Indian River County, Florida, Water and Sewer Revenue Bonds,               9/08 at 102        AAA       7,829,920
                 Series 1993A, 5.250%, 9/01/24
    2,000,000   Indian Trail Water Control District, Water Control and Improvement         8/07 at 101        AAA       2,016,260
                 Bonds, Unit of Development No. 17, Series 1996, 5.500%, 8/01/22
    1,070,000   Orange County, Florida, Water Utilities System Revenue Bonds,              4/02 at 102        AAA       1,134,671
                 Series 1992, 6.250%, 10/01/17
    2,250,000   City of Port Orange, Florida, Water and Sewer Refunding Junior            10/03 at 101        AAA       2,210,693
                 Lien Revenue Bonds, Series 1993, 5.250%, 10/01/21
   11,385,000   Seminole County, Florida, Water and Sewer Revenue Refunding               No Opt. Call        AAA      12,376,747
                 and Improvement Bonds, Series 1992, 6.000%, 10/01/19
    1,300,000   City of Sunrise, Florida, Utility System Revenue Refunding Bonds,         10/06 at 102        AAA       1,379,442
                 Series 1996, 5.800%, 10/01/11
---------------------------------------------------------------------------------------------------------------------------------
$ 326,820,000   Total Investments - (cost $316,872,299) - 101.3%                                                      327,772,862
=============--------------------------------------------------------------------------------------------------------------------
                Other Assets Less Liabilities - (1.3)%                                                                 (4,344,841)
                -----------------------------------------------------------------------------------------------------------------
                Net Assets - 100%                                                                                    $323,428,021
                =================================================================================================================

All of the bonds in the portfolio are either covered by Original Issue
Insurance, Secondary Market Insurance or Portfolio Insurance, or are backed by an escrow or trust containing sufficient U.S. Government or U.S. Government agency securities, any of which ensure the timely payment of principal and interest.

* Optional Call Provisions (not covered by the report of independent auditors): Dates (month and year) and prices of the earliest optional call or redemption. There may be other call provisions at varying prices at later dates.

** Ratings (not covered by the report of independent auditors): Using the higher of Standard & Poor's or Moody's rating.

                                 SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

STATEMENT OF NET ASSETS
JUNE 30, 1999
                                                                                     FLORIDA             FLORIDA     INSURED FLORIDA
                                                                          INVESTMENT QUALITY      QUALITY INCOME      PREMIUM INCOME
------------------------------------------------------------------------------------------------------------------------------------
ASSETS
 Investments in municipal securities, at market value (note 1)                  $357,144,369        $311,762,706        $327,772,862
 Cash                                                                                     --              71,505                  --
 Receivables:
   Interest                                                                        6,534,125           5,168,457           5,052,472
   Investments sold                                                               18,885,000           6,859,301                  --
 Other assets                                                                         30,940              37,865              24,812
------------------------------------------------------------------------------------------------------------------------------------
      Total assets                                                               382,594,434         323,899,834         332,850,146
------------------------------------------------------------------------------------------------------------------------------------
LIABILITIES
 Cash overdraft                                                                   25,252,073                  --           8,027,947
 Accrued expenses:
   Management fees (note 6)                                                          187,309             170,211             171,169
   Other                                                                             196,929             181,748             205,170
 Preferred share dividends payable                                                    22,826              39,987              67,493
 Common share dividends payable                                                    1,291,134           1,074,864             950,346
------------------------------------------------------------------------------------------------------------------------------------
      Total liabilities                                                           26,950,271           1,466,810           9,422,125
------------------------------------------------------------------------------------------------------------------------------------
Net assets (note 7)                                                             $355,644,163        $322,433,024        $323,428,021
====================================================================================================================================
Preferred shares, at liquidation value                                          $110,000,000        $105,000,000        $111,000,000
====================================================================================================================================
Preferred shares outstanding                                                           4,400               4,200               4,440
====================================================================================================================================
Common shares outstanding                                                         16,344,330          14,143,420          14,290,929
====================================================================================================================================
Net asset value per Common share outstanding (net assets less Preferred
   shares at liquidation value, divided by Common shares outstanding)           $      15.03        $      15.37        $      14.86
====================================================================================================================================

                                 SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

STATEMENT OF OPERATIONS
YEAR ENDED JUNE 30, 1999

                                                                                    FLORIDA             FLORIDA     INSURED FLORIDA
                                                                         INVESTMENT QUALITY      QUALITY INCOME      PREMIUM INCOME
INVESTMENT INCOME (NOTE 1)                                                      $21,712,254         $18,738,374         $17,392,158
-----------------------------------------------------------------------------------------------------------------------------------
EXPENSES
 Management fees (note 6)                                                         2,325,327           2,111,282           2,138,621
 Preferred shares - auction fees                                                    274,998             262,501             277,499
 Preferred shares - dividend disbursing agent fees                                   19,998              29,999              19,998
 Shareholders' servicing agent fees and expenses                                     37,899              29,077              26,848
 Custodian's fees and expenses                                                       79,910              64,745              63,058
 Trustees' fees and expenses (note 6)                                                 3,511               3,157               3,143
 Professional fees                                                                   18,035              17,919              18,291
 Shareholders' reports - printing and mailing expenses                               98,866              85,978              74,683
 Stock exchange listing fees                                                         24,681              24,287              24,262
 Investor relations expense                                                          29,922              26,587              25,754
 Other expenses                                                                      18,760              20,435              17,731
-----------------------------------------------------------------------------------------------------------------------------------
Total expenses before custodian fee credit                                        2,931,907           2,675,967           2,689,888
    Custodian fee credit (note 1)                                                   (16,309)             (4,498)               (971)
-----------------------------------------------------------------------------------------------------------------------------------
Net expenses                                                                      2,915,598           2,671,469           2,688,917
-----------------------------------------------------------------------------------------------------------------------------------
Net investment income                                                            18,796,656          16,066,905          14,703,241
-----------------------------------------------------------------------------------------------------------------------------------
REALIZED AND UNREALIZED GAIN (LOSS) FROM INVESTMENTS
 Net realized gain from investment transactions (notes 1 and 4)                     762,937             585,262             490,709
 Net change in unrealized appreciation or depreciation of investments           (10,614,192)         (9,111,184)         (9,873,348)
-----------------------------------------------------------------------------------------------------------------------------------
Net gain (loss) from investments                                                 (9,851,255)         (8,525,922)         (9,382,639)
-----------------------------------------------------------------------------------------------------------------------------------
Net increase in net assets from operations                                      $ 8,945,401         $ 7,540,983         $ 5,320,602
===================================================================================================================================

                                 SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

STATEMENT OF CHANGES IN NET ASSETS
                                                             FLORIDA INVESTMENT QUALITY                FLORIDA QUALITY INCOME
-----------------------------------------------------------------------------------------------------------------------------------
                                                            YEAR ENDED           YEAR ENDED          YEAR ENDED          YEAR ENDED
                                                               6/30/99              6/30/98             6/30/99             6/30/98
-----------------------------------------------------------------------------------------------------------------------------------
OPERATIONS
Net investment income                                     $ 18,796,656         $ 19,242,210        $ 16,066,905         $16,286,684
Net realized gain from investment transactions
  (notes 1 and 4)                                              762,937            1,445,856             585,262             529,659
Net change in unrealized appreciation or
  depreciation of investments                              (10,614,192)           1,894,167          (9,111,184)          3,903,180
-----------------------------------------------------------------------------------------------------------------------------------
Net increase in net assets from operations                   8,945,401           22,582,233           7,540,983          20,719,523
-----------------------------------------------------------------------------------------------------------------------------------
DISTRIBUTIONS TO SHAREHOLDERS (NOTE 1)
From undistributed net investment income:
   Common shareholders                                     (15,659,441)         (16,014,948)        (12,703,787)        (13,003,066)
   Preferred shareholders                                   (3,205,171)          (3,508,271)         (3,132,338)         (3,521,372)
From accumulated net realized gains
  from investment transactions:
   Common shareholders                                        (401,089)          (1,184,749)                 --                  --
   Preferred shareholders                                      (87,503)            (261,895)                 --                  --
-----------------------------------------------------------------------------------------------------------------------------------
Decrease in net assets from distributions
  to shareholders                                          (19,353,204)         (20,969,863)        (15,836,125)        (16,524,438)
-----------------------------------------------------------------------------------------------------------------------------------
CAPITAL SHARE TRANSACTIONS (NOTE 2)
Net proceeds from Common shares issued to shareholders
  due to reinvestment of distributions                       1,297,077            1,305,685             755,267             895,866
-----------------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net assets                       (9,110,726)           2,918,055          (7,539,875)          5,090,951
Net assets at the beginning of year                        364,754,889          361,836,834         329,972,899         324,881,948
-----------------------------------------------------------------------------------------------------------------------------------
Net assets at the end of year                             $355,644,163         $364,754,889        $322,433,024        $329,972,899
===================================================================================================================================
Balance of undistributed net investment
  income at the end of year                               $    540,787         $    608,743        $    550,023        $    319,243
===================================================================================================================================

                                 SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

                                                                                                   INSURED FLORIDA PREMIUM INCOME
-----------------------------------------------------------------------------------------------------------------------------------
                                                                                                     YEAR ENDED          YEAR ENDED
                                                                                                        6/30/99             6/30/98
-----------------------------------------------------------------------------------------------------------------------------------
OPERATIONS
Net investment income                                                                              $ 14,703,241        $ 14,614,190
Net realized gain from investment transactions (notes 1 and 4)                                          490,709             922,944
Net change in unrealized appreciation or depreciation of investments                                 (9,873,348)         10,603,825
-----------------------------------------------------------------------------------------------------------------------------------
Net increase in net assets from operations                                                            5,320,602          26,140,959
-----------------------------------------------------------------------------------------------------------------------------------
DISTRIBUTIONS TO SHAREHOLDERS (NOTE 1)
From undistributed net investment income:
   Common shareholders                                                                              (10,918,570)        (11,163,589)
   Preferred shareholders                                                                            (3,357,270)         (3,652,637)
From accumulated net realized gains from investment transactions:
   Common shareholders                                                                                       --                  --
   Preferred shareholders                                                                                    --                  --
-----------------------------------------------------------------------------------------------------------------------------------
Decrease in net assets from distributions to shareholders                                           (14,275,840)        (14,816,226)
-----------------------------------------------------------------------------------------------------------------------------------
CAPITAL SHARE TRANSACTIONS (NOTE 2)
Net proceeds from Common shares issued to shareholders
   due to reinvestment of distributions                                                                      --                  --
-----------------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net assets                                                                (8,955,238)         11,324,733
Net assets at the beginning of year                                                                 332,383,259         321,058,526
-----------------------------------------------------------------------------------------------------------------------------------
Net assets at the end of year                                                                      $323,428,021        $332,383,259
===================================================================================================================================
Balance of undistributed net investment income at the end of year                                  $    619,623        $    192,222
===================================================================================================================================

                                 SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

NOTES TO FINANCIAL STATEMENTS


1. GENERAL INFORMATION AND SIGNIFICANT ACCOUNTING POLICIES
The state Funds (the "Funds") covered in this report and their corresponding New York Stock Exchange symbols are Nuveen Florida Investment Quality Municipal Fund
(NQF), Nuveen Florida Quality Income Municipal Fund (NUF) and Nuveen Insured Florida Premium Income Municipal Fund (NFL).

Each Fund invests primarily in a diversified portfolio of municipal obligations issued by state and local government authorities within the state of Florida. The Funds are registered under the Investment Company Act of 1940 as closed-end, diversified management investment companies.

The following is a summary of significant accounting policies followed by the Funds in the preparation of their financial statements in accordance with generally accepted accounting principles.

SECURITIES VALUATION
The prices of municipal bonds in each Fund's investment portfolio are provided by a pricing service approved by the Fund's Board of Trustees. When price quotes are not readily available (which is usually the case for municipal securities), the pricing service establishes fair market value based on yields or prices of municipal bonds of comparable quality, type of issue, coupon, maturity and rating, indications of value from securities dealers and general market conditions. Temporary investments in securities that have variable rate and demand features qualifying them as short-term securities are valued at amortized cost, which approximates market value.

SECURITIES TRANSACTIONS
Securities transactions are recorded on a trade date basis. Realized gains and losses from such transactions are determined on the specific identification method. Securities purchased or sold on a when-issued or delayed delivery basis may have extended settlement periods. The securities so purchased are subject to market fluctuation during this period. The Funds have instructed the custodian to segregate assets in a separate account with a current value at least equal to the amount of the when-issued and delayed delivery purchase commitments. At June 30, 1999, there were no such outstanding purchase commitments in any of the Funds.

INVESTMENT INCOME
Interest income is determined on the basis of interest accrued, adjusted for amortization of premiums and accretion of discounts on long-term debt securities when required for federal income tax purposes.

INCOME TAXES
Each Fund is a separate taxpayer for federal income tax purposes. Each Fund intends to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its tax-exempt net investment income, in addition to any significant amounts of net realized capital gains and/or market discount realized from investment transactions. The Funds currently consider significant net realized capital gains and/or market discount as amounts in excess of $.01 per Common share. Furthermore, each Fund intends to satisfy conditions which will enable interest from municipal securities, which is exempt from regular federal income taxes, to retain such tax-exempt status when distributed to shareholders of the Funds. All monthly tax-exempt income dividends paid during the fiscal year ended June 30, 1999, have been designated Exempt Interest Dividends. Net realized capital gain and market discount distributions are subject to federal taxation.

DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS
Tax-exempt net investment income is declared monthly as a dividend and payment is made or reinvestment is credited to shareholder accounts on the first business day after month end. Net realized capital gains and/or market discount from investment transactions, if any, are distributed to shareholders not less frequently than annually. Furthermore, capital gains are distributed only to the extent they exceed available capital loss carryforwards.

Distributions to shareholders of tax-exempt net investment income, net realized capital gains and/or market discount are recorded on the ex-dividend date. The amount and timing of distributions are determined in accordance with federal income tax regulations, which may differ from generally accepted accounting principles. Accordingly, temporary over-distributions as a result of these differences may occur and will be classified as either distributions in excess of net investment income, distributions in excess of net realized gains and/or distributions in excess of net ordinary taxable income from investment transactions, where applicable.

PREFERRED SHARES
The Funds have issued and outstanding $25,000 stated value Preferred shares. Each Fund's Preferred shares are issued in more than one Series. The dividend rate on each series may change every seven days, as set by the auction agent. The number of shares outstanding, by Series and in total, for each Fund is as follows:

                                                                         INSURED
                                               FLORIDA      FLORIDA      FLORIDA
                                            INVESTMENT      QUALITY      PREMIUM
                                               QUALITY       INCOME       INCOME
--------------------------------------------------------------------------------
Number of shares:
   Series M                                         --        1,700           --
   Series T                                      2,200           --           --
   Series W                                         --           --        1,640
   Series Th                                        --        1,700        2,800
   Series F                                      2,200          800           --
--------------------------------------------------------------------------------
Total                                            4,400        4,200        4,440
================================================================================

Effective July 14, 1999, Florida Investment Quality issued 880 Series T $25,000 stated value preferred shares.

Effective July 12, 1999, Florida Quality Income issued 480 Series F $25,000 stated value preferred shares.

INSURANCE
Insured Florida Premium Income invests in municipal securities which are either covered by insurance or are backed by an escrow or trust account containing sufficient U.S. government or U.S. government agency securities, both of which ensure the timely payment of principal and interest. Each insured municipal security is covered by Original Issue Insurance, Secondary Market Insurance or Portfolio Insurance. Such insurance does not guarantee the market value of the municipal securities or the value of the Fund's shares. Original Issue Insurance and Secondary Market Insurance remain in effect as long as the municipal securities covered thereby remain outstanding and the insurer remains in business, regardless of whether the Fund ultimately disposes of such municipal securities. Consequently, the market value of the municipal securities covered by Original Issue Insurance or Secondary Market Insurance may reflect value attributable to the insurance. Portfolio Insurance is effective only while the municipal securities are held by the Fund. Accordingly, neither the prices used in determining the market value of the underlying municipal securities nor the net asset value of the Fund's shares include value, if any, attributable to the Portfolio Insurance. Each policy of the Portfolio Insurance does, however, give the Fund the right to obtain permanent insurance with respect to the municipal security covered by the Portfolio Insurance policy at the time of its sale.

DERIVATIVE FINANCIAL INSTRUMENTS
The Funds may invest in transactions in certain derivative financial instruments including futures, forward, swap, and option contracts, and other financial instruments with similar characteristics. Although the Funds are authorized to invest in such financial instruments, and may do so in the future, they did not make any such investments during the fiscal year ended June 30, 1999.

USE OF ESTIMATES
The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results may differ from those estimates.

CUSTODIAN FEE CREDIT
Each Fund has an arrangement with the custodian bank whereby the custodian fees and expenses are reduced by credits earned on each Fund's cash on deposit with the bank. Such deposit arrangements are an alternative to overnight investments.

2. FUND SHARES
Transactions in Common shares were as follows:

                                    FLORIDA INVESTMENT QUALITY    FLORIDA QUALITY INCOME
----------------------------------------------------------------------------------------
                                      YEAR ENDED   YEAR ENDED   YEAR ENDED    YEAR ENDED
                                         6/30/99      6/30/98      6/30/99       6/30/98
----------------------------------------------------------------------------------------
Shares issued to shareholders
   due to reinvestment
   of distributions                       74,913       75,800       45,825        55,194
========================================================================================
                                                                    INSURED FLORIDA
                                                                     PREMIUM INCOME
----------------------------------------------------------------------------------------
                                                                YEAR ENDED    YEAR ENDED
                                                                   6/30/99       6/30/98
----------------------------------------------------------------------------------------
Shares issued to shareholders
   due to reinvestment
   of distributions                                                     --            --
========================================================================================

3. DISTRIBUTIONS TO COMMON SHAREHOLDERS
The Funds declared Common share dividend distributions from their tax-exempt net investment income which were paid August 2, 1999, to shareholders of record on July 15, 1999, as follows:

                                                                         INSURED
                                               FLORIDA      FLORIDA      FLORIDA
                                            INVESTMENT      QUALITY      PREMIUM
                                               QUALITY       INCOME       INCOME
--------------------------------------------------------------------------------
Dividend per share                             $ .0790      $ .0760      $ .0665
================================================================================


4. SECURITIES TRANSACTIONS
Purchases and sales (including maturities) of investments in long-term municipal securities and short-term municipal securities during the fiscal year ended June 30, 1999, were as follows:

                                                                         INSURED
                                             FLORIDA       FLORIDA       FLORIDA
                                          INVESTMENT       QUALITY       PREMIUM
                                             QUALITY        INCOME        INCOME
--------------------------------------------------------------------------------
Purchases:
   Long-term municipal securities        $71,289,582   $50,372,761   $45,989,329
   Short-term municipal securities        39,630,000    31,730,000     9,400,000
Sales and Maturities:
   Long-term municipal securities         61,735,403    52,459,485    36,926,163
   Short-term municipal securities        43,330,000    34,030,000     9,400,000
================================================================================


At June 30, 1999, the identified cost of investments owned for federal income tax purposes was the same as the cost for financial reporting purposes for each Fund.

At June 30, 1999, the following Funds had unused capital loss carryforwards available for federal income tax purposes to be applied against future capital gains, if any. If not applied the carryforwards will expire as follows:

                                                                         INSURED
                                                            FLORIDA      FLORIDA
                                                            QUALITY      PREMIUM
                                                             INCOME       INCOME
--------------------------------------------------------------------------------
Expiration year:
   2002                                                    $327,853   $  624,284
   2003                                                      95,170      555,689
   2004                                                     142,676      461,823
   2005                                                          --      261,244
--------------------------------------------------------------------------------
Total                                                      $565,699   $1,903,040
================================================================================

5. UNREALIZED APPRECIATION (DEPRECIATION)
Gross unrealized appreciation and gross unrealized depreciation of investments at June 30, 1999, were as follows:

                                                                        INSURED
                                              FLORIDA      FLORIDA      FLORIDA
                                           INVESTMENT      QUALITY      PREMIUM
                                              QUALITY       INCOME       INCOME
-------------------------------------------------------------------------------
Gross unrealized:
   appreciation                           $18,434,570  $15,597,664  $13,616,539
   depreciation                            (2,302,248)  (2,039,606)  (2,715,976)
-------------------------------------------------------------------------------
Net unrealized appreciation               $16,132,322  $13,558,058  $10,900,563
===============================================================================


6. MANAGEMENT FEE AND OTHER TRANSACTIONS WITH AFFILIATES
Under the Funds' investment management agreements with Nuveen Advisory Corp. (the "Adviser"), a wholly owned subsidiary of The John Nuveen Company, each Fund pays an annual management fee, payable monthly, at the rates set forth below, which are based upon the average daily net assets of each Fund as follows:

AVERAGE DAILY NET ASSETS                                          MANAGEMENT FEE
--------------------------------------------------------------------------------
For the first $125 million                                           .6500 of 1%
For the next $125 million                                            .6375 of 1
For the next $250 million                                            .6250 of 1
For the next $500 million                                            .6125 of 1
For the next $1 billion                                              .6000 of 1
For net assets over $2 billion                                       .5875 of 1
================================================================================

The fee compensates the Adviser for overall investment advisory and administrative services and general office facilities. The Funds pay no compensation directly to those of its Trustees who are affiliated with the Adviser or to their officers, all of whom receive remuneration for their services to the Funds from the Adviser.


7. COMPOSITION OF NET ASSETS
At June 30, 1999, net assets consisted of:

                                                                                                   INSURED
                                                                        FLORIDA      FLORIDA       FLORIDA
                                                                     INVESTMENT      QUALITY       PREMIUM
                                                                        QUALITY       INCOME        INCOME
----------------------------------------------------------------------------------------------------------
Preferred shares, $25,000 stated value per share,
   at liquidation value                                            $110,000,000 $105,000,000  $111,000,000
Common shares, $.01 par value per share                                 163,443      141,434       142,909
Paid-in surplus                                                     228,230,339  203,749,207   202,667,966
Balance of undistributed net investment income                          540,787      550,023       619,623
Accumulated net realized gain (loss) from investment transactions       577,272     (565,698)   (1,903,040)
Net unrealized appreciation of investments                           16,132,322   13,558,058    10,900,563
----------------------------------------------------------------------------------------------------------
Net assets                                                         $355,644,163 $322,433,024  $323,428,021
----------------------------------------------------------------------------------------------------------
Authorized shares:
   Common                                                             Unlimited    Unlimited     Unlimited
   Preferred                                                          Unlimited    Unlimited     Unlimited
==========================================================================================================

                              Financial Highlights

                              Selected data for a Common share outstanding
                              throughout each fiscal year is as follows:
                                                Investment Operations
                                           -------------------------------
                                                       Net
                                                       Realized/
                              Beginning    Net         Unrealized
                              Net Asset    Investment  Investment
                              Value        Income      Gain (Loss)   Total
Florida Investment Quality
Year Ended 6/30:
    1999                      $15.66       $1.16       $ (.59)       $ .57
    1998                       15.55        1.18          .23         1.41
    1997                       15.25        1.22          .27         1.49
    1996                       15.45        1.22         (.18)        1.04
    1995                       15.11        1.23          .41         1.64
Florida Quality Income
Year Ended 6/30:
    1999                       15.96        1.14         (.61)         .53
    1998                       15.66        1.16          .31         1.47
    1997                       15.26        1.18          .39         1.57
    1996                       15.29        1.18           --         1.18
    1995                       14.69        1.19          .64         1.83
Insured Florida Premium Income
Year Ended 6/30:
    1999                       15.49        1.03         (.67)         .36
    1998                       14.70        1.02          .81         1.83
    1997                       14.10        1.02          .61         1.63
    1996                       13.89        1.03          .22         1.25
    1995                       13.09        1.03          .84         1.87

                                                         Less Distributions
                              -----------------------------------------------------------------------
                              Net            Net
                              Investment     Investment        Capital       Capital
                              Income         Income            Gains         Gains
                              To Common      To Preferred      To Common     To Preferred
                              Shareholders   Shareholders+     Shareholders  Shareholders+   Total
Florida Investment Quality
Year Ended 6/30:
    1999                      $ (.96)        $(.20)            $(.03)        $(.01)          $ (1.20)
    1998                        (.99)         (.22)             (.07)         (.02)            (1.30)
    1997                        (.97)         (.22)              --            --              (1.19)
    1996                        (.99)         (.25)              --            --              (1.24)
    1995                       (1.00)         (.28)             (.02)          --              (1.30)
Florida Quality Income
Year Ended 6/30:
    1999                        (.90)         (.22)              --            --              (1.12)
    1998                        (.92)         (.25)              --            --              (1.17)
    1997                        (.92)         (.25)              --            --              (1.17)
    1996                        (.93)         (.28)              --            --              (1.21)
    1995                        (.94)         (.29)              --            --              (1.23)
Insured Florida Premium Income
Year Ended 6/30:
    1999                        (.76)         (.23)              --            --               (.99)
    1998                        (.78)         (.26)              --            --              (1.04)
    1997                        (.78)         (.25)              --            --              (1.03)
    1996                        (.78)         (.26)              --            --              (1.04)
    1995                        (.79)         (.28)              --            --              (1.07)
                                                                   Total Returns
                                                               -------------------
                                                                            Based
                              Ending                           Based        on
                              Net              Ending          on           Net
                              Asset            Market          Market       Asset
                              Value            Value           Value*       Value*
Florida Investment Quality
Year Ended 6/30:
    1999                      $15.03           $16.0000        (1.80)%      2.22%
    1998                       15.66            17.2500         9.08        7.70
    1997                       15.55            16.8125        10.68        8.56
    1996                       15.25            16.1250        11.60        5.19
    1995                       15.45            15.3750         8.98        9.43
Florida Quality Income
Year Ended 6/30:
    1999                       15.37            15.7500         2.79        1.88
    1998                       15.96            16.1875         7.07        7.98
    1997                       15.66            16.0000        13.23        8.89
    1996                       15.26            15.0000         8.08        5.94
    1995                       15.29            14.7500        12.74       10.97
Insured Florida Premium Income
Year Ended 6/30:
    1999                       14.86            14.5625         7.98         .73
    1998                       15.49            14.1875         7.38       10.87
    1997                       14.70            13.9375         9.30       10.01
    1996                       14.10            13.5000        12.22        7.15
    1995                       13.89            12.7500         5.59       12.75
                                                              Ratios/Supplemental Data
                              -------------------------------------------------------------------------------------
                                                                        Before Credit
                                               --------------------------------------------------------------------
                                                               Ratio of Net                            Ratio of Net
                                               Ratio of        Investment          Ratio of            Investment
                                               Expenses        Income to           Expenses            Income to
                                               to Average      Average             to Average          Average
                              Ending           Net Assets      Net Assets          Total               Total
                              Net              Applicable      Applicable          Net Assets          Net Assets
                              Assets           to Common       to Common           Including           Including
                              (000)            Shares++        Shares++            Preferred++         Preferred++
Florida Investment Quality
Year Ended 6/30:
    1999                      $355,644         1.15%           7.39%               .80%                5.16%
    1998                       364,755         1.14            7.55                .80                 5.27
    1997                       361,837         1.15            7.87                .80                 5.46
    1996                       355,708         1.15            7.89                .80                 5.47
    1995                       357,534         1.18            8.21                .81                 5.64
Florida Quality Income
Year Ended 6/30:
    1999                       322,433         1.19            7.13                .81                 4.87
    1998                       329,973         1.18            7.26                .81                 4.95
    1997                       324,882         1.20            7.63                .81                 5.15
    1996                       319,015         1.22            7.64                .82                 5.14
    1995                       319,351         1.29            8.05                .86                 5.38
Insured Florida Premium Income
Year Ended 6/30:
    1999                       323,428         1.20            6.58                .80                 4.39
    1998                       332,383         1.21            6.69                .80                 4.44
    1997                       321,059         1.24            7.08                .81                 4.60
    1996                       312,553         1.25            7.18                .81                 4.66
    1995                       309,516         1.38            7.80                .88                 4.95

                                                            Ratios/Supplemental Data
                              -------------------------------------------------------------------------------
                                                        After Credit**
                              ------------------------------------------------------------------
                                                 Ratio of Net                       Ratio of Net
                              Ratio of           Investment        Ratio of         Investment
                              Expenses           Income to         Expenses         Income to
                              to Average         Average           to Average       Average
                              Net Assets         Net Assets        Total            Total
                              Applicable         Applicable        Net Assets       Net Assets     Portfolio
                              to Common          to Common         Including        Including      Turnover
                              Shares++           Shares++          Preferred++      Preferred++    Rate
Florida Investment Quality
Year Ended 6/30:
    1999                      1.15%              7.39%             .80%             5.16%          17%
    1998                      1.14               7.55              .80              5.27            9
    1997                      1.15               7.87              .80              5.46            4
    1996                      1.15               7.89              .80              5.47           20
    1995                      1.18               8.21              .81              5.64            3
Florida Quality Income
Year Ended 6/30:
    1999                      1.19               7.13              .81              4.87           16
    1998                      1.18               7.26              .81              4.95           10
    1997                      1.20               7.63              .81              5.15           22
    1996                      1.22               7.64              .82              5.14           19
    1995                      1.29               8.05              .86              5.38            8
Insured Florida Premium Income
Year Ended 6/30:
    1999                      1.20               6.58              .80              4.39           11
    1998                      1.21               6.69              .80              4.44           11
    1997                      1.24               7.08              .81              4.60           21
    1996                      1.25               7.18              .81              4.66           26
    1995                      1.38               7.80              .88              4.95            5



* Total Return on Market Value is the combination of reinvested dividend income, reinvested capital gains distributions, if any, and changes in stock price per share. Total Return on Net Asset Value is the combination of reinvested dividend income, reinvested capital gains distributions, if any, and changes in net asset value per share. Total returns are not annualized.

**   After custodian fee credit, where applicable (note 1).

+    The amounts shown are based on Common share equivalents.

++ Ratios do not reflect the effect of dividend payments to Preferred shareholders; income ratios reflect income earned on assets attributable to Preferred shares.

Build Your Wealth Automatically

SIDEBAR TEXT: NUVEEN OFFERS A NUMBER OF CONVENIENT WAYS TO ADD TO YOUR PORTFOLIO AND EARN THE TAX-FREE INCOME YOU NEED TO ACHIEVE YOUR FINANCIAL GOALS.

SIDEBAR TEXT: NUVEEN MAKES REINVESTING EASY. A PHONE CALL IS ALL IT TAKES TO SET UP YOUR REINVESTMENT ACCOUNT.

Nuveen Exchange-Traded Funds Dividend Reinvestment Plan
Your Nuveen Exchange-Traded Fund allows you to conveniently reinvest dividends and/or capital gains distributions in additional fund shares. If you do not elect to reinvest distributions, all distributions are paid by check or can be deposited directly into your bank or brokerage account.

By choosing to reinvest, you'll be able to invest money regularly and automatically, and watch your investment grow through the power of tax-free compounding. You'll also benefit from dollar-cost averaging, a technique of investing at regular intervals, which allows you to build a high-quality, tax-free portfolio conveniently and cost effectively over time.

Easy and convenient
To make recordkeeping easy and convenient, each month you'll receive a statement showing your total dividends and distributions, the date of investment, the shares acquired and the price per share, and the total number of shares you own. Income or capital gains taxes may be payable on dividends or distributions that are reinvested.

How shares are purchased
The shares you acquire by reinvesting will either be purchased on the open market or newly issued by the Fund. If the shares are trading at or above net asset value at the time of valuation, the Fund will issue new shares at the then-current market price. If the shares are trading at less than net asset value, shares for your account will be purchased on the open market. Dividends and distributions received to purchase shares in the open market will normally be invested shortly after the dividend payment date. No interest will be paid on dividends and distributions awaiting reinvestment. Because the market price of shares may increase before purchases are completed, the average purchase price per share may exceed the market price at the time of valuation, resulting in the acquisition of fewer shares than if the dividend or distribution had been paid in shares issued by the fund. A pro rata portion of any applicable brokerage commissions on open market purchases will be paid by Plan participants. These commissions usually will be lower than those charged on individual transactions.

Flexibility
You may, of course, change your distribution option or withdraw from the Plan at any time, should your needs or situation change. Should you withdraw, you can receive a certificate for all whole shares credited to your reinvestment account and cash payment for fractional shares, or cash payment for all reinvestment account shares, less brokerage commissions and a $2.50 service fee.

You can also reinvest if your shares are registered in the name of a brokerage firm, bank, or other nominee. Just ask your investment adviser if the firm will participate on your behalf. If not, it's easy to have the shares registered in your name and to apply for a reinvestment account directly. Participants whose shares are registered in the name of one firm may not be able to transfer the shares to another firm and continue to participate in the Plan.

The Fund reserves the right to amend or terminate the Plan at any time. Although the Fund reserves the right to amend the Plan to include a service charge payable by the participants, there is no direct service charge to participants in the Plan at this time.

For more information on the Nuveen Automatic Reinvestment Plan or to enroll in or withdraw from the Plan, speak with your financial adviser or call us at (800) 257-8787.

Fund Information

BOARD OF TRUSTEES
Robert P. Bremner
Lawrence H. Brown
Anne E. Impellizzeri
Peter R. Sawers
William J. Schneider
Timothy R. Schwertfeger
Judith M. Stockdale

FUND MANAGER
Nuveen Advisory Corp.
333 West Wacker Drive
Chicago, IL 60606

CUSTODIAN, TRANSFER AGENT
AND SHAREHOLDER SERVICES
The Chase Manhattan Bank
4 New York Plaza
New York, NY 10004-2413
(800) 257-8787

LEGAL COUNSEL
Morgan, Lewis &
Bockius LLP
Washington, D.C.

INDEPENDENT AUDITORS
Ernst & Young LLP
Chicago, IL


YEAR 2000
The concern that computer systems may have problems processing date-related information in the year 2000 and beyond has challenged businesses and organizations to thoroughly review all aspects of their operations. We have undertaken just such an approach at Nuveen in preparation for the millennium. Over the last 10 years, we have updated or replaced our trading, fund management, and pricing systems at Nuveen - systems that directly affect our investors and their financial advisers - to address Year 2000 concerns.

We continue to work closely with our transfer agent, custodian, firms through whom we buy and sell portfolio securities, and other service partners to monitor the Year 2000 readiness of their systems, while addressing other remaining systems issues.

In addition, the Funds hold securities of issuers whose business operations leave them susceptible to Year 2000 concerns. We seek to evaluate an issuer's Year 2000 readiness as part of our initial and ongoing research of these issuers. This is only one of the many factors considered in determining whether to buy, sell, or continue holding a particular security.

Our Year 2000 review, repair, and testing program has been substantially completed. This program included industry-wide testing of critical systems and receipt of satisfactory assurances from critical service providers, vendors, and issuers regarding their Year 2000 readiness. We will continue more refined testing of our systems and their relationships with other parties' systems and will regularly discuss the results of this testing with those parties. We are also making Year 2000 contingency plans to guide recovery efforts in the event that, despite our remediation attempts, Year 2000 issues adversely affect the Funds. Although we can never have complete assurance that the steps we take will be sufficient to prevent any problems that would impact the Nuveen Exchange-Traded Funds, we can assure you that we will take all reasonable steps to prevent disruption of the services provided by your Fund.

FUND POLICIES
The Board of Trustees of your Fund recently modified certain investment policies of the Fund. The Fund was formerly not permitted to invest more than 5% of its total assets in Municipal Leases that contain "non-appropriation" clauses. In addition, your Fund was not permitted to invest more than 10% of its total assets in Municipal Leases and securities that are unmarketable, illiquid or not readily marketable. The Municipal Lease market has matured since the Fund's inception, and non-appropriation leases have become more liquid and widely accepted. The Nuveen Exchange-Traded Fund Board has eliminated the restrictions noted above, replacing them with requirements that the Funds limit investments in non-appropriation Municipal Leases to those that meet one or more of six criteria that indicate that the issuer will be motivated to continue to appropriate monies to make the payments under the Municipal Lease.

The Board also eliminated the Fund's policy not to invest more than 5% of its total assets in unsecured obligations of issuers which, together with their predecessors, have been in operation for less than three years.


Each fund intends to repurchase shares of its own common or preferred stock in the future at such times and in such amounts as is deemed advisable. No shares were repurchased during the 12-month period ended June 30, 1999. Any future repurchases will be reported to shareholders in the next annual or semiannual report.

Serving Investors for Generations

Photo of: JOHN NUVEEN, SR.

Since our founding in 1898, John Nuveen & Co. has been synonymous with investments that withstand the test of time. Today we offer a broad range of quality investments designed for individuals seeking to build and sustain wealth. In fact, more than 1.3 million investors have trusted Nuveen to help them pursue their financial goals.

The cornerstone of Nuveen's investment philosophy is a commitment to disciplined long-term investment strategies focused on providing consistent, attractive performance over time - with moderated risk. We emphasize quality securities carefully chosen through in-depth research, and we follow those securities closely over time to ensure that they continue to meet our exacting standards.

Whether your focus is long-term growth, dependable current income or sustaining accumulated wealth, Nuveen offers a wide variety of investments and services to help meet your unique circumstances and financial planning needs. Our equity, balanced, and tax-free income funds, along with our defined portfolios and private asset management, can help you build a better, well-diversified portfolio.

Talk with your financial adviser to learn more about how Nuveen investment products and services can help you. Or call us at (800) 257-8787 for more information, including a prospectus where applicable. Please read that information carefully before investing.

LOGO: NUVEEN
helping investors sustain the wealth of a lifetime(tm).


John Nuveen & Co. Incorporated
333 West Wacker Drive
Chicago, IL 60606-1286

www.nuveen.com

                                                                      FAN-1-6-99